[GRAPHIC OMITTED]

                     BOSTON PARTNERS ASSET MANAGEMENT, L.P.

                                 BOSTON PARTNERS
                                    LARGE CAP
                                   VALUE FUND

                                 BOSTON PARTNERS
                                     MID CAP
                                   VALUE FUND

                                 BOSTON PARTNERS
                                    MICRO CAP
                                   VALUE FUND

                                 BOSTON PARTNERS
                               MARKET NEUTRAL FUND

                                 BOSTON PARTNERS
                                    BOND FUND

                                  Annual Report
                                 August 31, 1999

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                           PORTFOLIO MANAGER'S LETTER

August 31, 1999

Dear Shareholder:

     1999 has provided varied investment results for value managers. At times Boston Partners has shown its stripes, outperforming the S&P 500 for the 2nd Quarter for example. At times, with the lack of breadth in the market, Boston Partners has disappointed. Please take a moment to read the investment discussion of each of the Boston Partners Family of Funds. We hope each discussion will provide the market details as well as why we are confident Boston Partners Funds will vault to our top position again.

BOSTON PARTNERS LARGE CAP VALUE FUND

     The Boston Partners Large Cap Value Fund began a volatile period in 1998, one that has continued in 1999. The net result of this volatility is the Fund's underperformance of the S&P 500. We spend a great deal of time analyzing the major market indices, such as the S&P 500 and the Russell 1000 Value. It is clear from our analysis that the single most important factor in our performance shortfall year to date through August 1999, was our low price to earnings ratio bias. As we mentioned in past letters, performance has been very much correlated with P/E; the higher the P/E, the better the performance. Accordingly, one can extrapolate that our "deeper" value characteristics contributed to the shortfall versus the value indices. By selling stocks in a disciplined fashion once they achieved their price (valuation) targets, we have maintained value characteristics (P/E, P/B).

     With respect to our 1999 YTD returns, it is important to look at the period in three different segments. The first quarter of 1999, was a repeat of 1998 in terms of the usual narrowness of the market and the fact that high P/E stocks again outperformed low P/E stocks.

     The second quarter 1999 brought about a much-anticipated broadening of the market. The performance of the median stock approximated that of the capitalization weighted average and lower P/E stocks generally performed as well as or better than the higher P/E stocks.

     The months of July and August 1999 have continued a trend that was similar to 1998 and the first quarter of this year, where there was a wide disparity between the growth and value styles of investing. In fact, in August, the disparity between the Russell 1000 Growth Index and the Russell 1000 Value Index (at 5.34%) was the second largest we've experienced in 93 months. The reason for the strength in the growth style was the resiliency of technology issues combined with weakness in consumer stocks. During a month when the Federal Reserve increased interest rates, Consumer Cyclicals and Financial stocks sold off, while Technology and high P/E Pharmaceutical stocks flourished. The four biggest contributors in both the S&P 500 and the Russell 1000 Growth Indexes were Intel, Microsoft, Cisco and Dell; names that we have seen lead the pack before. The average P/E for these markets leaders currently stands at 57x! Our portfolio averages 15x.

     There have been a few periods of time in the past 25 years where high P/E stocks have outperformed lower P/E stocks. In each of those cases, the investment managers that performed best after those periods have been the ones that maintained their commitment value investing. Accordingly, Boston Partners maintains its strong conviction about the current portfolio and is confident in the philosophy, the process, and the people implementing it.

BOSTON PARTNERS MID CAP VALUE FUND

     While the Boston Partners Mid Cap Value Fund exceeded the Russell 2500 benchmark in the early months of 1999, several factors since adversely affected the portfolio, which led to an underperformance for year-to-date through August 1999. Market conditions deteriorated throughout the period driven by a tighter Federal Reserve Policy and a rash of significant earnings shortfalls across several industries.

     Year to date, growth indices have significantly outperformed the value indices in the mid capitalization market. This outperformance has been almost entirely driven by the technology sector. We have found selective ideas in this sector, which meet our disciplined, value-based investment philosophy, but have maintained a significant underweight in this sector for the past several quarters. Presently, we belive that the technology sector is significantly overvalued, and that expectations for earnings growth within this sector are excessive. Poor performance in the Finance sector also detracted from overall performance.

     We continue to maintain our overweight in the energy sector. However, we have shifted the focus of the holdings away from the companies with refining and marketing exposure or gas reserves. We believe the lower crude inventories created by production cutbacks will lead to expanding refining margins thus resulting in much better than expected earnings for companies like Tosco Corporation, Valero Energy, and Tesoro Petroleum. In addition, we believe the supply/demand dynamics are much better for gas than oil.

     Presently, that larger capitalization stocks are significantly more expensive than smaller capitalization stocks. This valuation gap has reached historic proportions. We believe there are several catalysts in place that should serve to help close this gap which we belive will result in mid cap outperformance. These catalysts include accelerating stock buybacks by smaller companies, increased merger and acquisition activity, and leveraged buyout activity.

BOSTON PARTNERS BOND FUND

     Following three consecutive quarters of rising interest rates and falling bond prices, bond prices fell again. The Federal Reserve boosted the Federal Funds rate another .25% in August which, following a similar increase in May, takes back two of the three late 1998 "insurance policy" cuts. Reports showing continued strong economic growth, better global growth with further recovery in Asia, and rising employment costs suggest the Federal Reserve may raise rates again later this year.

     While interest rates rose and then fell during the period they finished 8-12 basis points higher. From Federal Funds at 5.25% to long Treasuries at 6.05%, the yield curve is compressed into just 80 basis points. This flat configuration reflects confidence that the Federal Reserve will successfully contain inflationary pressures stemming from above-trend economic growth and tight labor markets. Mortgages and corporates generally underperformed in July and August 1999.

     Beneath the undulating surface of rising and then falling Treasury rates, the performance of "spread product" such as corporate and mortgage securities endured considerable volatility. Reminiscent of last year, yield spreads in the mortgage and corporate markets widened to surprising levels. A strong economic environment is generally positive for corporate yield spreads. Stable or higher interest rates usually benefit mortgages, due to diminished risk of mortgage prepayments. However, competition from swap spreads, increased corporate supply ahead of potential Y2K problems, and the withdrawal of liquidity by dealers and hedge funds combined to hurt the relative valuation of corporate and mortgage securities. The high yield and emerging market sectors were especially hard hit.

     Our strategies remain unchanged as we believe the yield advantage from mortgages and corporates is unusually attractive. GNMA 6.5%'s, for example, offer a 150 basis points yield advantage to comparable Treasuries. With a dollar price of 95 we belive these securities have little prepayment risk, a substantial yield advantage and excellent liquidity. We belive this is an exceptional advantage in an environment of 5.5% government rates.

     Corporate bonds generally underperformed during the period. Corporate yield spreads widened with some spreads reverting back to the distressed levels of late last year. The best performing corporate sectors included Asian sovereigns, energy, and chemicals. We continue to favor less cyclical sectors such as the banking, utilities, and communications sectors. Our core holdings include The Equitable, MetroNet, Hydro-Quebec and Ford Motor. These bonds exhibit a combination of attractive yields relative to their peer group and improving cash flows as evaluated by our industry research analysts. During the quarter we enjoyed 9 upgrades versus 3 downgrades. Since mid-1995 we have enjoyed 133 upgrades versus 16 downgrades. This 8.3 to 1 ratio compares favorably to a combined Moody's and Standard & Poor's ratio of less than 1 to 1 over the same period.

     Risk control is extremely important in our management of the Boston Partners Bond Fund. We check daily to ensure that the level of interest rate risk is closely matched to the Lehman Aggregate Index. Our procedures also include attention to yield curve exposure relative to benchmarks, sector weightings, and diversification.

     With minimal interest rate and yield curve exposure relative to the benchmark, the portfolio is significantly overweighted in the higher yielding mortgage and corporate sectors. Within the mortgage sector we emphasize current coupon and seasoned mortgages with less prepayment risk, and within the corporate sector we focus on issuers with improving credit fundamentals. Yield and the reinvestment of coupon income drive fixed income returns in the long run. Therefore, we remain committed to maintaining a yield advantage and risk controls, as we believe it is the most consistent way to add value over time.

BOSTON PARTNERS MICRO CAP VALUE FUND

     While year to date performance for the Boston Partners Micro Cap Value Fund remains positive, the frustration in the marketplace as a value investor continues. Growth stocks continue to outperform value stocks for the six month period as well as year to date, driven largely by the technology sector. Our disciplined, value based investment philosophy leads to an underweighting in this sector (upwards of 20% for the CRSP 9-10 Index versus 7% for the Boston Partners Micro Cap Value Fund), and our lack of exposure to this sector has been the single largest contributor to our underperformance of the CRSP 9-10 Index. Presently, we belive that the technology sector is significantly overvalued, and that expectations for earnings growth within this sector are excessive.

     Additionally, the Finance Sector has disappointed investors in 1999, as most stocks have underperformed. Our overweighting has hurt performance in the period. The incredible values that are being created in this sector, lead investors to consider finance stocks to be "good buys" at this time. The Boston Partners Micro Cap Value Fund recognizes these values, but remains committed to finding a catalyst for change, before purchasing some of the strong insurers, brokers and banks.

     Presently, we see that larger capitalization stocks are significantly more expensive than smaller capitalization stocks. This valuation gap has reached historic proportions. We believe there are several catalysts in place that should serve to help close this gap which will result in micro cap outperformance. These catalysts include accelerating stock buybacks by smaller companies, increased merger and acquisition activity, and leveraged buyout activity.

BOSTON PARTNERS MARKET NEUTRAL FUND

     The market environment of the past eight months of higher price to earnings stocks outperforming lower price to earnings stocks has been well documented. Like all of Boston Partner's portfolios, the Market Neutral Fund is based on a value philosophy and process. Value investing produces positive returns over time, but not all of the time. This recent period, while short, is one of those times. Our slight loss, year-to-date, but it certainly underperforms our goal of besting the Salomon Brothers 30 Day T-Bill Rate.

     Our Market Neutral Fund invests long in stocks that we believe are undervalued with sound business fundamentals and positive business momentum. We will sell short stocks that are overvalued with deteriorating business fundamentals and declining business trends. In the first ten and one half months technology stocks (more specifically internet stocks) that were overvalued and had no strong balance sheets or earnings, continued to perform well. Our lack of exposure to this sector on the long side of the Market Neutral Fund was a reason for our underperformance. While we do not know when this phenomena will change, we do belive that these companies' prices cannot continue to grow. We belive at some point in time, fundamentals will become important again. This is when we belive the Boston Partners Market Neutral Fund will excel.

     The short holdings in the Boston Partners Market Neutral Fund have added basis points to the fund. During the most recent period we have found an abundance of stocks whose market values were expensive, with financial statements that were unimpressive, and whose trends towards improvements in their business were negative. These short stocks that have performed well in the recent period and include Party City Corporation, Planet Hollywood, and Shick Technology.

YEAR 2000

     The Fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the Fund, the Fund's investment adviser is currently working to avoid such problems. The
Fund's investment adviser is also working with other systems providers and vendors servicing the Portfolios to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on or after January 1, 2000. Year 2000 problems may also hurt issuers whose securities the Fund holds or securities markets generally.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND

     Comparison of Change in Value of $10,000 investment in Boston Partners
       Large Cap Value Institutional Class (1)(2) vs. S&P 500 Stock Index

[GRAPHIC OMITTED]
EDGAR PRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                  Large Cap
                 Value Fund
                Institutional     S&P 500
                   Class         Stock Index

  1/2/97          $10,000        $10,000
 2/28/97           10,620         10,708
 5/31/97           11,360         11,543
 8/31/97           12,460         12,291
11/30/97           12,810         13,112
 2/28/98           13,786         14,458
 5/31/98           13,828         15,088
 8/31/98           11,185         13,288
11/30/98           12,729         16,216
 2/28/99           12,383         17,311
 5/31/99           13,678         18,259
 8/31/99           13,100         18,577

Past performance is not predictive of future performance.

Large Cap Value Fund
Institutional Class      $13,100
S&P 500 Stock Index      $18,577

                                 Total Returns
                                                  One Year Ended     Average
                                                  August 31, 1999    Annual(3)
                                                  ---------------    --------
Large Cap Value Fund-- Institutional Class            17.12%          10.67%
S&P 500 Stock Index                                   39.82%          26.18%

------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 2, 1997 (inception)and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period January 2, 1997 (commencement of operations) through August 31, 1999.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND

     Comparison of Change in Value of $10,000 investment in Boston Partners
          Large Cap Value Investor Class (1)(2) vs. S&P 500 Stock Index

[GRAPHIC OMITTED]
EDGAR PRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                  Large Cap
                 Value Fund
                  Investor        S&P 500
                   Class         Stock Index

01/16/97          $10,000        $10,000
02/28/97           10,412         10,300
05/31/97           11,127         11,103
08/31/97           12,206         11,823
11/30/97           12,549         12,612
 2/28/98           13,500         13,907
 5/31/98           13,551         14,513
 8/31/98           10,951         12,781
11/30/98           12,456         15,597
 2/28/99           12,114         16,651
 5/31/99           13,367         17,563
 8/31/99           12,797         17,869

Past performance is not predictive of future performance.

Large Cap Value Fund
  Investor Class         $12,797
S&P 500 Stock Index      $17,869

                                  Total Returns
                                                  One Year Ended     Average
                                                  August 31, 1999    Annual(3)
                                                  ---------------    --------
Large Cap Value Fund-- Investor Class                 16.86%           9.85%
S&P 500 Stock Index                                   39.82%          24.35%

------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 16, 1997 (inception) and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period January 16, 1997 (commencement of operations) through August 31, 1999.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND

     Comparison of Change in Value of $10,000 investment in Boston Partners
        Mid Cap Value Institutional Class (1)(2) vs. Russell 2500 Index

[GRAPHIC OMITTED]
EDGAR PRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                  Mid Cap
                 Value Fund
                  Investor      Russell 2500
                   Class         Stock Index

  6/2/97          $10,000        $10,000
 8/31/97           11,010         11,172
11/30/97           11,250         11,420
 2/28/98           12,639         12,289
 5/31/98           12,872         12,280
 8/31/98            9,608          9,290
11/30/98           10,713         11,014
 2/28/99           10,569         10,895
 5/31/99           11,695         12,312
 8/31/99           11,634         12,300

Past performance is not predictive of future performance.

Mid Cap Value Fund
  Institutional Class         $11,634
Russell 2500 Stock Index      $12,300

                                 Total Returns
                                                  One Year Ended     Average
                                                  August 31, 1999    Annual(3)
                                                  ---------------    --------
Mid Cap Value Fund-- Institutional Class               21.08%          6.97%
Russell 2500 Index                                     32.40%          9.65%

------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on June 2, 1997 (inception) and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period June 2, 1997 (commencement of operations) through August 31, 1999.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND

   Comparison of Change in Value of $10,000 investment in Boston Partners Mid
             Cap Value Investor Class (1)(2) vs. Russell 2500 Index

[GRAPHIC OMITTED]
EDGAR PRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                  Mid Cap
                 Value Fund
                  Investor      Russell 2500
                   Class         Stock Index

  6/3/97          $10,000        $10,000
 8/31/97           11,010         11,172
11/30/97           11,240         11,420
 2/28/98           12,632         12,289
 5/31/98           12,857         12,280
 8/31/98            9,604          9,290
11/30/98           10,695         11,014
 2/28/99           10,553         10,895
 5/31/99           11,664         12,312
 8/31/99           11,603         12,300

Past performance is not predictive of future performance.

Mid Cap Value Fund
  Institutional Class         $11,603
Russell 2500 Stock Index      $12,300

                                  Total Returns
                                                  One Year Ended     Average
                                                  August 31, 1999    Annual(3)
                                                  ---------------    --------
Mid Cap Value Fund-- Investor Class                    20.81%          6.84%
Russell 2500 Index                                     32.40%          9.65%

------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on June 2, 1997 (inception) and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period June 2, 1997 (commencement of operations) through August 31, 1999.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                 MICRO CAP FUND

     Comparison of Change in Value of $10,000 investment in Boston Partners
            Micro Cap Institutional Class (1)(2) vs. CRSP 9-10 Index

[GRAPHIC OMITTED]
EDGAR PRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                 Micro Cap
                Value Fund
               Institutional     CRSP 9-10
                   Class           Index

  7/1/98          $10,000        $10,000
 8/31/98            7,620          7,375
11/30/98            7,930          8,603
 2/28/99            7,640          8,756
 5/31/99            8,670          9,976
 8/31/99            8,670         10,790

Past performance is not predictive of future performance.

Micro Cap Value Fund
  Institutional Class         $ 8,670
CRSP 9-10 Index               $10,790

                                 Total Returns
                                                  One Year Ended     Average
                                                  August 31, 1999    Annual(3)
                                                  ---------------    --------
Micro Cap Value Fund-- Institutional Class             13.78%        (11.48%)
CRSP 9-10 Index                                        34.21%         (0.87%)


------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 1998 (inception) and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period July 1, 1998 (commencement of operations) through August 31, 1999.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                 MICRO CAP FUND

     Comparison of Change in Value of $10,000 investment in Boston Partners
              Micro Cap Investor Class (1)(2) vs. CRSP 9-10 Index

[GRAPHIC OMITTED]
EDGAR PRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                 Micro Cap
                Value Fund
                  Investor       CRSP 9-10
                   Class           Index

  7/1/98          $10,000        $10,000
 8/31/98            7,620          7,375
11/30/98            7,930          8,603
 2/28/99            7,640          8,767
 5/31/99            8,660          9,976
 8/31/99            8,650         10,790

Past performance is not predictive of future performance.

Micro Cap Value Fund
  Investor Class              $ 8,650
CRSP 9-10 Index               $10,790

                                 Total Returns
                                                  One Year Ended     Average
                                                  August 31, 1999    Annual(3)
                                                  ---------------    --------
Micro Cap Value Fund-- Investor Class                  13.37%        (11.66%)
CRSP 9-10 Index                                        34.21%        (0.87%)

------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 1998 (inception) and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period July 1, 1998 (commencement of operations) through August 31, 1999.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND

     Comparison of Change in Value of $10,000 investment in Boston Partners Market Neutral Fund Institutional Class (1)(2) vs. Salomon Brothers 30 Day T-Bill Aggregate

[GRAPHIC OMITTED]
EDGAR PRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

            Market Neutral Fund
                Institutional        Salomon Brothers
                   Class          30 Day T-Bill Aggregate

11/17/98          $10,000               $10,000
11/30/98            9,580                10,020
 2/28/99            9,080                10,128
 5/31/99            9,500                10,239
 8/31/99            9,450                10,350

Past performance is not predictive of future performance.

Market Neutral Fund
  Institutional Class         $ 9,460
Salomon Brothers
30 Day T-Bill Aggregate       $10,350

                                 Total Returns
                                                  Period Ended
                                                 August 31, 1999
                                                 ---------------
Market Neutral Fund-- Institutional Class            (5.40%)
Salomon Brothers 30 Day T-Bill Aggregate              3.51%

------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 17, 1998 (inception) and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period November 17, 1998 (commencement of operations) through August 31, 1999.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND

     Comparison of Change in Value of $10,000 investment in Boston Partners Market Neutral Fund Investor Class (1)(2) vs. Salomon Brothers 30 Day T-Bill
                                   Aggregate

[GRAPHIC OMITTED]
EDGAR PRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

            Market Neutral Fund
                  Investor           Salomon Brothers
                   Class          30 Day T-Bill Aggregate

11/17/98          $10,000                 $10,000
11/30/98            9,580                  10,020
 2/28/99            9,090                  10,128
 5/31/99            9,520                  10,239
 8/31/99            9,470                  10,350

Past performance is not predictive of future performance.

Market Neutral Fund
  Institutional Class         $ 9,430
Salomon Brothers
  30 Day T-Bill Aggregate     $10,350

                                 Total Returns
                                                    Period Ended
                                                  August 31, 1999
                                                  ---------------
Market Neutral Fund-- Investor Class                  (5.70%)
Salomon Brothers 30 Day T-Bill Aggregate               3.51%


------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 17, 1998 (inception) and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period November 17, 1998 (commencement of operations) through August 31, 1999.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND

[GRAPHIC OMITTED]
EDGAR PRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                 Bond Fund
                Institutional     Lehman Brothers.
                   Class             Aggregate

12/30/97          $10,000            $10,000
 2/28/98           10,164             10,120
 5/31/98           10,394             10,304
 8/31/98           10,479             10,583
11/30/98           10,733             10,835
 2/28/99           10,655             10,753
 5/31/99           10,720             10,751
 8/31/99           10,523             10,667

Past performance is not predictive of future performance.

Market Neutral Fund
  Institutional Class         $10,523
Lehman Brothers
  Aggregate                   $10,667

                                 Total Returns
                                                  One Year Ended     Average
                                                  August 31, 1999    Annual(3)
                                                  ---------------    --------
Bond Fund-- Institutional Class                         0.42%          3.10%
Lehman Brothers Aggregate                               0.80%          3.95%

------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 30, 1997 and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period December 30, 1997 (commencement of operations) through August 31, 1999.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND

   Comparison of Change in Value of $10,000 investment in Boston Partners Bond
            Fund Investor Class (1)(2) vs. Lehman Brothers Aggregate

[GRAPHIC OMITTED]
EDGAR PRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                  Bond Fund
                  Investor      Lehman Brothers
                   Class           Aggregate
12/30/97          $10,000          $10,000
 2/28/98           10,158           10,120
 5/31/98           10,378           10,304
 8/31/98           10,463           10,583
11/30/98           10,703           10,835
 2/28/99           10,624           10,753
 5/31/99           10,683           10,751
 8/31/99           10,481           10,667

Past performance is not predictive of future performance.

Market Neutral Fund
  Institutional Class         $10,481
Lehman Brothers
  Aggregate                   $10,667

                                 Total Returns
                                                  One Year Ended     Average
                                                  August 31, 1999    Annual(3)
                                                  ---------------    --------
Bond Fund-- Investor Class                             0.17%          2.85%
Lehman Brothers Aggregate                              0.80%          3.95%

------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 30, 1997 (inception) and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period December 30, 1997 (commencement of operations) through August 31, 1999.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1999

                                                        NUMBER
                                                       OF SHARES        VALUE
                                                       ---------   ------------
COMMON STOCK--95.2%
AEROSPACE/DEFENSE--4.4%
   AlliedSignal, Inc. ............................      19,100     $  1,169,875
   Litton Industries, Inc.* ......................      12,180          779,520
   Northrop Grumman Corp. ........................       6,200          449,500
                                                                   ------------
                                                                      2,398,895
                                                                   ------------
AIR TRANSPORT--0.4%
   AMR Corp. .....................................       3,900          228,637
                                                                   ------------
AUTOMOBILE-MANUFACTURING--1.4%
   Ford Motor Co. ................................      14,400          750,600
                                                                   ------------
BANKS AND SAVINGS & LOANS--1.9%
   Chase Manhattan Corp. (The) ...................       8,800          736,450
   Toronto-Dominion Bank (The)* ..................      15,300          298,350
                                                                   ------------
                                                                      1,034,800
                                                                   ------------
BROKERAGE SERVICES--1.0%
   Lehman Brothers Holdings, Inc. ................       5,100          274,125
   Morgan Stanley Dean Witter & Co. ..............       3,000          257,437
                                                                   ------------
                                                                        531,562
                                                                   ------------
CHEMICALS--1.6%
   E.I. du Pont de Nemours and Co. ...............       2,319          146,967
   Rhone-Poulenc S.A .............................      15,100          733,294
                                                                   ------------
                                                                        880,261
                                                                   ------------
COMPUTERS, SOFTWARE & SERVICING--4.7%
   Computer Associates
     International, Inc. .........................      20,700        1,169,550
   Gateway, Inc.* ................................       4,600          445,912
   International Business
     Machines Corp. ..............................       3,700          460,881
   Sterling Software, Inc.* ......................      24,200          487,025
                                                                   ------------
                                                                      2,563,368
                                                                   ------------
CONSTRUCTION & BUILDING MATERIALS--1.2%
   Ingersoll-Rand Co. ............................       9,900          629,887
                                                                   ------------
CONSUMER DURABLES--0.5%
   Whirlpool Corp. ...............................       4,100          289,819
                                                                   ------------

                                                        NUMBER
                                                       OF SHARES        VALUE
                                                       ---------   ------------
CONSUMER PRODUCTS & SERVICES--0.5%
   Sherwin-Williams Co. (The) ....................      11,500     $    280,312
                                                                   ------------
ELECTRIC UTILITIES--4.2%
   Consolidated Edison, Inc. .....................       6,700          294,800
   Niagara Mohawk Holdings, Inc.* ................      27,200          411,400
   PECO Energy Co. ...............................      12,900          524,062
   Reliant Energy, Inc. ..........................      11,500          318,406
   Unicom Corp. ..................................      19,600          757,050
                                                                   ------------
                                                                      2,305,718
                                                                   ------------
ELECTRONICS--2.4%
   Emerson Electric Co. ..........................       4,400          275,550
   Hitachi Ltd. ..................................       7,000          709,625
   National Semiconductor Corp.* .................      13,200          372,075
                                                                   ------------
                                                                      1,357,250
                                                                   ------------
ENTERTAINMENT--1.5%
   MediaOne Group, Inc.* .........................      12,500          821,875
                                                                   ------------
ENVIRONMENTAL SERVICES--0.4%
   Republic Services, Inc.* ......................      21,700          235,987
                                                                   ------------
FINANCIAL SERVICES--9.1%
   Citigroup, Inc. ...............................      40,600        1,804,162
   Countrywide Credit Industries, Inc. ...........       6,700          215,237
   Fannie Mae ....................................      13,200          820,050
   FINOVA Group, Inc. (The)* .....................       5,700          216,600
   Fleet Financial Group, Inc. ...................      15,800          629,037
   Freddie Mac ...................................      25,300        1,302,950
                                                                   ------------
                                                                      4,988,036
                                                                   ------------
FOOD & BEVERAGE--6.0%
   Anheuser-Busch Companies, Inc. ................       4,400          338,800
   General Mills, Inc. ...........................       6,400          536,000
   Nabisco Holdings Corp., Class A ...............      21,500          845,219
   Pepsi Bottling Group, Inc. (The) ..............      15,100          285,956
   Quaker Oats Co. (The) .........................      19,000        1,269,437
                                                                   ------------
                                                                      3,275,412
                                                                   ------------
HEALTHCARE--4.2%
   Baxter International, Inc.* ...................      20,800        1,394,900
   Kimberly-Clark Corp.* .........................      15,800          899,612
                                                                   ------------
                                                                      2,294,512
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1999

                                                        NUMBER
                                                       OF SHARES        VALUE
                                                       ---------   ------------
HOTELS--0.2%
   MeriStar Hospitality Corp. ....................       6,430     $    108,506
                                                                   ------------
INSURANCE--10.9%
   Ace Ltd. ......................................      49,195        1,054,618
   Aetna, Inc. ...................................      14,900        1,158,475
   Allmerica Financial Corp. .....................      10,280          580,820
   Allstate Corp. (The) ..........................      16,200          531,563
   American International Group, Inc. ............       7,375          683,570
   Chubb Corp. (The) .............................       8,100          463,219
   CIGNA Corp. ...................................      10,000          898,125
   Everest Reinsurance Holdings, Inc. ............      17,000          471,750
   PartnerRe Ltd. ................................       3,475          127,706
                                                                   ------------
                                                                      5,969,846
                                                                   ------------
MANUFACTURING--1.5%
   Parker-Hannifin Corp. .........................       3,600          157,500
   Tyco International Ltd. .......................       6,759          684,771
                                                                   ------------
                                                                        842,271
                                                                   ------------
METALS & MINING--2.6%
   Alcan Aluminium Ltd.* .........................      16,600          545,725
   Alcoa, Inc. ...................................       4,300          277,619
   Reynolds Metals Co. ...........................       9,400          595,138
                                                                   ------------
                                                                      1,418,482
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES--0.6%
   Office Depot, Inc.* ...........................      31,550          329,303
                                                                   ------------
OIL & GAS EXPLORATION--3.1%
   Diamond Offshore Drilling, Inc. ...............       9,300          355,725
   El Paso Energy Corp. ..........................      13,500          493,594
   Kerr-McGee Corp. ..............................       9,809          549,304
   Noble Drilling Corp.* .........................      13,200          325,050
                                                                   ------------
                                                                      1,723,673
                                                                   ------------

                                                        NUMBER
                                                       OF SHARES        VALUE
                                                       ---------   ------------
OIL SERVICES--8.9%
   Conoco, Inc., Class A .........................      10,400     $    278,200
   Conoco, Inc., Class B* ........................      42,963        1,154,656
   Halliburton Co. ...............................      17,300          802,288
   Mobil Corp. ...................................      10,300        1,054,463
   Occidental Petroleum Corp.* ...................      10,700          232,056
   Tosco Corp. ...................................      29,605          754,928
   Total Fina  S.A. ..............................       6,900          448,931
   USX-Marathon Group* ...........................       5,500          171,188
                                                                   ------------
                                                                      4,896,710
                                                                   ------------
PAPER & FOREST PRODUCTS--2.4%
   International Paper Co. .......................      16,400          771,825
   Temple-Inland, Inc. ...........................       8,600          533,200
                                                                   ------------
                                                                      1,305,025
                                                                   ------------
PHARMACEUTICALS--0.8%
   Abbott Laboratories ...........................      10,100          438,088
                                                                   ------------
PUBLISHING--3.0%
   Harcourt General, Inc. ........................      20,800          911,300
   Knight-Ridder, Inc. ...........................       5,300          285,869
   New York Times Co.(The), Class A ..............      11,800          460,938
                                                                   ------------
                                                                      1,658,107
                                                                   ------------
REAL ESTATE--2.2%
   Avalonbay Communities, Inc. ...................       3,700          130,425
   Equity Office Properties Trust ................      14,000          357,875
   Equity Residential Properties Trust ...........       6,600          290,400
   Mack-Cali Realty Corp. ........................       5,900          167,413
   Prentiss Properties Trust .....................       5,940          134,764
   RFS Hotel Investors, Inc. .....................       8,840          101,108
                                                                   ------------
                                                                      1,181,985
                                                                   ------------
RETAIL-DEPARTMENT STORE--0.5%
   Federated Department Stores, Inc.* ............       5,600          257,600
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)

                                                        NUMBER
                                                       OF SHARES        VALUE
                                                       ---------   ------------
TELECOMMUNICATIONS--8.9%
   Ameritech Corp. ...............................       9,400     $    593,375
   AT&T Corp. ....................................       5,759          259,155
   BCE, Inc. .....................................      17,500          818,125
   Bell Atlantic Corp. ...........................      11,000          673,750
   Chris-Craft Industries, Inc.* .................       5,012          253,733
   GTE Corp. .....................................      15,800        1,084,275
   Nippon Telegraph & Telephone
     Corp. (NTT)* ................................      11,600          655,400
   SBC Communications, Inc. ......................      10,800          518,400
                                                                   ------------
                                                                      4,856,213
                                                                   ------------
TEXTILES & APPAREL--1.6%
   Liz Claiborne, Inc. ...........................      15,200          558,600
   Warnaco Group, Inc. (The) .....................      13,700          301,400
                                                                   ------------
                                                                        860,000
                                                                   ------------
TOBACCO--2.6%
   Loews Corp. ...................................      18,250        1,432,625
                                                                   ------------
     TOTAL COMMON STOCK
       (Cost $52,060,054) ........................                   52,145,365
                                                                   ------------

                                                          PAR
                                                         (000)         VALUE
                                                       ---------   ------------
SHORT TERM INVESTMENTS--1.4%
Rodney Square Cash Reserve
4.82% 09/01/99 ...................................  $      751      $   750,776
                                                                    -----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $750,776) ...........................                      750,776
                                                                    -----------
REPURCHASE AGREEMENTS--3.7%
   PNC Capital Markets
     (Agreement dated 08/31/99
     to be repurchased at
     $2,000,267, collateralized
     by $1,961,107 U.S. Treasury
     Notes 6.75% due 04/30/00)
     4.80% 09/01/99 ..............................       2,000        2,000,000
                                                                    -----------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $2,000,000) .........................                    2,000,000
                                                                    -----------
TOTAL INVESTMENTS--100.3%
   (Cost $54,810,830) ............................                   54,896,141
                                                                    -----------
LIABILITIES IN EXCESS
   OF OTHER ASSETS--(0.3)% .......................                    (147,082)
                                                                    -----------
NET ASSETS--100.0% ...............................                  $54,749,059
                                                                    ===========

------------------
*Non-income producing.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1999

                                                         NUMBER
                                                       OF SHARES        VALUE
                                                       ---------   ------------
COMMON STOCK--92.9%
AEROSPACE/Defense--7.0%
   B.F. Goodrich Co. (The) .....................          33,700     $ 1,244,794
   Litton Industries, Inc.* ....................          90,056       5,763,584
   Northrop Grumman Corp. ......................          72,900       5,285,250
                                                                     -----------
                                                                      12,293,628
                                                                     -----------
AUTOMOBILE/TRUCK PARTS & EQUIPMENT--2.7%
   Federal-Mogul Corp. .........................         104,733       4,778,443
                                                                     -----------
BANKS AND SAVINGS & LOANS--6.5%
   Astoria Financial Corp. .....................          72,910       2,396,916
   Dime Bancorp, Inc. ..........................          72,100       1,324,837
   Golden State Bancorp., Inc.* ................         173,500       3,480,844
   North Fork Bancorp., Inc. ...................         119,300       2,162,312
   UnionBanCal Corp. ...........................          52,400       2,010,850
                                                                     -----------
                                                                      11,375,759
                                                                     -----------
CEMENT--0.7%
   Southdown, Inc. .............................          25,700       1,297,850
                                                                     -----------
COMPUTERS, SOFTWARE & SERVICING--5.9%
   Newbridge Networks Corp.* ...................          67,100       1,841,056
   Quantum Corp.-DLT & Storage
     Systems * .................................          99,300       1,818,431
   Silicon Graphics, Inc.* .....................          92,100       1,053,394
   Sterling Software, Inc.* ....................          64,400       1,296,050
   Storage Technology Corp.* ...................          67,100       1,409,100
   Symantec Corp.* .............................          97,500       2,925,000
                                                                     -----------
                                                                      10,343,031
                                                                     -----------
CONSTRUCTION & BUILDING MATERIALS--1.3%
   D.R. Horton, Inc. ...........................          61,400         894,137
   MacMillan Bloedel Ltd. ......................          93,800       1,424,587
                                                                     -----------
                                                                       2,318,724
                                                                     -----------
CONSUMER DURABLES--3.2%
   Cooper Tire & Rubber Co. ....................          73,600       1,398,400
   Whirlpool Corp. .............................          59,700       4,220,044
                                                                     -----------
                                                                       5,618,444
                                                                     -----------
CONSUMER PRODUCTS & SERVICES--0.8%
   Sherwin-Williams Co. (The) ..................          55,500       1,352,812
                                                                     -----------
                                                         NUMBER
                                                       OF SHARES        VALUE
                                                       ---------   ------------
CONTAINERS--2.6%
   Crown Cork & Seal Co., Inc. .................          82,800     $ 2,199,375
   Smurfit-Stone Container Corp.* ..............         110,000       2,330,625
                                                                     -----------
                                                                       4,530,000
                                                                     -----------
DIVERSIFIED--3.9%
   Viad Corp. ..................................         232,430       6,958,373
                                                                     -----------
ELECTRIC UTILITIES--1.6%
   Niagara Mohawk Holdings, Inc.* ..............         181,800       2,749,725
                                                                     -----------
ELECTRONICS--1.3%
   National Semiconductor Corp.* ...............          84,500       2,381,844
                                                                     -----------
ENTERTAINMENT--3.4%
   Harrah's Entertainment, Inc.* ...............          92,700       2,085,750
   Mandalay Resort Group* ......................          57,300       1,174,650
   Park Place Entertainment Corp.* .............         244,100       2,761,381
                                                                     -----------
                                                                       6,021,781
                                                                     -----------
FOOD & BEVERAGE--7.7%
   Aurora Foods, Inc.* .........................         135,500       2,286,562
   Hannaford Bros. Co. .........................          92,200       6,615,350
   International Home Foods, Inc.* .............          85,300       1,706,000
   Keebler Foods Co.* ..........................          40,700       1,213,369
   SUPERVALU, Inc. .............................          79,700       1,793,250
                                                                     -----------
                                                                      13,614,531
                                                                     -----------
HEALTHCARE--2.6%
   C.R. Bard, Inc. .............................          65,100       3,035,287
   Foundation Health Systems, Inc.,
     Class A* ..................................         123,600       1,575,900
                                                                     -----------
                                                                       4,611,187
                                                                     -----------
INSURANCE--7.7%
   Allmerica Financial Corp. ...................          76,600       4,327,900
   CNA Financial  Corp.* .......................          69,200       2,517,150
   Everest Reinsurance Holdings, Inc. ..........          72,892       2,022,753
   Protective Life Corp.* ......................          37,700       1,121,575
   ReliaStar Financial Corp. ...................          35,300       1,590,706
   Scor-Sponsored ADR ..........................          41,000       2,024,375
                                                                     -----------
                                                                      13,604,459
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1999

                                                         NUMBER
                                                       OF SHARES        VALUE
                                                       ---------   ------------
MANUFACTURING--2.5%
   Crane Co. ...............................           140,200       $ 3,373,562
   Phelps Dodge Corp.* .....................            18,200         1,018,063
                                                                     -----------
                                                                       4,391,625
                                                                     -----------
OIL & GAS EXPLORATION--6.6%
   Devon Energy Corp.* .....................            54,200         2,093,475
   Diamond Offshore Drilling, Inc. .........            38,100         1,457,325
   Enron Oil & Gas Co. .....................            80,400         1,919,550
   Kerr-McGee Corp. ........................            59,200         3,315,200
   Santa Fe International Corp. ............            58,900         1,553,488
   Union Pacific Resources
     Group, Inc. ...........................            69,400         1,244,863
                                                                     -----------
                                                                      11,583,901
                                                                     -----------
OIL SERVICES--2.7%
   Tosco Corp. .............................           186,900         4,765,950
                                                                     -----------
PACKAGING & CONTAINERS--0.4%
   Pechiney  SA ............................            23,500           684,438
                                                                     -----------
PAPER & FOREST PRODUCTS--2.8%
   Abitibi-Consolidated, Inc. ..............           220,500         2,618,438
   Bowater, Inc. ...........................            41,700         2,236,163
                                                                     -----------
                                                                       4,854,601
                                                                     -----------
PHARMACEUTICALS--1.0%
   IVAX Corp.* .............................           102,900         1,697,850
                                                                     -----------
PUBLISHING--1.9%
   Harcourt General, Inc. ..................            70,300         3,080,019
   Meredith Corp.* .........................             8,800           305,250
                                                                     -----------
                                                                       3,385,269
                                                                     -----------
RADIO &TELEVISION--0.9%
   Sinclair Broadcast Group, Inc.,
     Class A* ..............................            94,400         1,534,000
                                                                     -----------

                                                         NUMBER
                                                       OF SHARES        VALUE
                                                       ---------   ------------
RETAIL-DEPARTMENT STORE--1.0%
   Saks, Inc.* .................................         106,800     $ 1,795,575
                                                                     -----------
RETAIL-DISCOUNT--4.3%
   BJ's Wholesale Club, Inc.* ..................         225,522       6,370,997
   ShopKo Stores, Inc.* ........................          40,994       1,173,453
                                                                     -----------
                                                                       7,544,450
                                                                     -----------
RETAIL-SPECIALTY APPAREL/SHOE STORES--0.7%
   Ross Stores, Inc. ...........................          30,300       1,261,238
                                                                     -----------
SECURITY SERVICES--0.5%
   Pittston Brink's Group ......................          35,870         854,154
                                                                     -----------
SHIPBUILDING--2.5%
   Newport News Shipbuilding, Inc. .............         138,000       4,338,375
                                                                     -----------
STEEL--1.2%
   USX-U.S. Steel Group ........................          76,900       2,076,300
                                                                     -----------
TELECOMMUNICATIONS--0.6%
   Chris-Craft Industries, Inc.* ...............          19,500         987,188
                                                                     -----------
TEXTILES & APPAREL--3.5%
   Jones Apparel Group, Inc.* ..................          86,000       2,230,625
   Liz Claiborne, Inc. .........................          40,600       1,492,050
   Shaw Industries, Inc. .......................         120,300       2,406,000
                                                                     -----------
                                                                       6,128,675
                                                                     -----------
TOYS--0.9%
   Hasbro, Inc. ................................          69,300       1,693,519
                                                                     -----------
     TOTAL COMMON STOCK
       (Cost $162,242,811) .....................                     163,427,699
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 1999

                                                        PAR
                                                       (000)            VALUE
                                                       ------       ------------
SHORT TERM INVESTMENT--5.0%
  Rodney Square Cash Reserve
    4.82% 09/01/99 .......................             $8,852       $  8,852,285
                                                                    ------------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $8,852,285) .................                             8,852,285
                                                                    ------------
REPURCHASE AGREEMENTS--0.5%
  PNC Capital Markets
    (Agreement dated 08/31/99
    to be repurchased at
    $950,127, collateralized by
    $932,660 U.S. Treasury
    Notes 6.75% due 04/30/00)
     4.800% 09/01/99 .....................                950            950,000
                                                                    ------------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $950,000) ...................                               950,000
                                                                    ------------
TOTAL INVESTMENTS--98.4%
   (Cost $172,045,096) ...................                           173,229,984
                                                                    ------------
ASSETS IN EXCESS
   OF LIABILITIES--1.6% ..................                             2,755,687
                                                                    ------------
NET ASSETS--100.0% .......................                          $175,985,671
                                                                    ============

-----------------
*Non-income producing.
ADR - American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              MICRO CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1999

                                                            NUMBER
                                                           OF SHARES      VALUE
                                                           ---------     ------
COMMON STOCKS AND WARRANTS--97.3%
ADVERTISING--1.2%
   R.H. Donnelley Corp. ............................         1,100       $19,044
                                                                         -------
AEROSPACE/DEFENSE--0.4%
   Fairchild Corp.(The)* ...........................           600         5,475
                                                                         -------
AGRICULTURE--1.8%
   Agribrands International, Inc.* .................           600        29,175
                                                                         -------
AIR TRANSPORT--1.0%
   Midwest Express Holdings, Inc.* .................           600        16,200
                                                                         -------
AUTOMOTIVE--2.4%
   Dollar Thrifty Automotive Group,
     Inc.* .........................................           700        13,169
   Monro Muffler Brake, Inc.* ......................         1,300         8,856
   Sonic Automotive, Inc.* .........................         1,400        16,887
                                                                         -------
                                                                          38,912
                                                                         -------
BANKS AND SAVINGS & LOANS--1.5%
   Professional Bancorp., Inc.* ....................           600        12,375
   SGV Bancorp., Inc.* .............................           500        11,000
                                                                         -------
                                                                          23,375
                                                                         -------
BUILDING & BUILDING MATERIALS--2.0%
   Cameron Ashley Building
     Products, Inc.* ...............................         2,000        19,375
   U.S. Home Corp.* ................................           400        12,000
                                                                         -------
                                                                          31,375
                                                                         -------
BUILDING MAINTENENCE & SERVICE--1.7%
   Building One Services Corp.* ....................         1,200        15,600
   Group Maintenance America Corp.* ................           900        11,081
                                                                         -------
                                                                          26,681
                                                                         -------
BUSINESS SERVICES--8.4%
   Administaff, Inc.* ..............................         1,000        15,812
   Hall Kinion & Associates, Inc.* .................         2,900        22,112
   Navigant International, Inc.* ...................         1,900        14,962
   RemedyTemp, Inc.* ...............................           600         9,825
   Right Management
     Consultants, Inc.* ............................         2,400        33,600
   SPR, Inc.* ......................................         1,400         6,125

                                                            NUMBER
                                                           OF SHARES      VALUE
                                                           ---------     ------
BUSINESS SERVICES--(CONTINUED)
   Staff Leasing, Inc.* ..........................          2,100       $ 19,425
   StaffMark, Inc.* ..............................          1,200         11,662
                                                                        --------
                                                                         133,523
                                                                        --------
CHEMICALS--1.4%
   Aceto Corp. ...................................            700          7,700
   Georgia Gulf Corp.* ...........................            800         14,550
                                                                        --------
                                                                          22,250
                                                                        --------
COMPUTERS, SOFTWARE & SERVICING--3.2%
   Datastream Systems, Inc.* .....................            800          9,700
   Maxtor Corp.* .................................          1,900         12,172
   Micro Warehouse, Inc.* ........................            700          8,575
   Quantum Corp.-Hard Disk Drive* ................          1,600         11,400
   Stac Software, Inc.* ..........................          1,850          8,787
                                                                        --------
                                                                          50,634
                                                                        --------
CONSUMER PRODUCTS & SERVICES--2.8%
   CPI Corp. .....................................            400         13,000
   O'Sullivan Industries
     Holdings, Inc.* .............................            700         11,025
   Veterinary Centers of America, Inc.* ..........          1,900         21,137
                                                                        --------
                                                                          45,162
                                                                        --------
COSMETICS & TOILETRIES--0.8%
   Inter Parfums, Inc.* ..........................          1,400         13,519
                                                                        --------
ELECTRIC UTILITIES--1.5%
   El Paso Electric Co.* .........................          1,800         16,537
   TNP Enterprises, Inc.* ........................            200          7,475
                                                                        --------
                                                                          24,012
                                                                        --------
ELECTRONICS--5.3%
   Align-Rite International, Inc.* ...............          1,200         16,650
   Micro Linear Corp.* ...........................          5,200         26,000
   PSC, Inc.* ....................................          2,800         26,425
   Sound Advice, Inc.* ...........................          2,200         16,500
                                                                        --------
                                                                          85,575
                                                                        --------
ENTERTAINMENT--0.5%
   INTRAV, Inc.* .................................            400          8,250
                                                                        --------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              MICRO CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1999

                                                            NUMBER
                                                           OF SHARES      VALUE
                                                           ---------     ------
FINANCIAL SERVICES--10.9%
   American Captial Strategies Ltd. ................           700      $ 12,119
   BNC Mortgage, Inc.* .............................         1,800        11,475
   Brookline Bancorp., Inc. ........................           600         6,525
   Conning Corp.* ..................................           700         8,050
   Dain Rauscher Corp. .............................           400        19,850
   Federal Agricultural
     Mortgage Corp.* ...............................           600        11,887
   Golden State Bancorp. Litigation
     Warrants* expiring 01/01/10 ...................         6,450         9,877
   Imperial Credit Commercial
     Mortgage Investment Corp. .....................         1,900        20,781
   ITLA Capital Corp.* .............................         1,100        17,325
   Local Financial Corp.* ..........................           600         5,737
   Long Beach Financial Corp.* .....................         1,400        21,087
   PAULA Financial* ................................         1,000         7,500
   Richmond County Financial Corp. .................           400         7,925
   Seacoast Financial Services Corp. ...............         1,277        14,207
                                                                        --------
                                                                         174,345
                                                                        --------
FOOD & BEVERAGE--3.7%
   Golden State Vintners, Inc.,
     Class B* ......................................         1,300         7,800
   J & J Snack Foods Corp.* ........................         1,300        27,300
   M & F Worldwide Corp.* ..........................         2,900        24,831
                                                                        --------
                                                                          59,931
                                                                        --------
HEALTHCARE--2.0%
   National Dentex Corp.* ..........................           700        12,162
   Sierra Health Services, Inc.* ...................           700         8,313
   United Wisconsin Services, Inc. .................         1,600        11,300
                                                                        --------
                                                                          31,775
                                                                        --------
INDUSTRIAL GOODS & MATERIALS--3.2%
   K-Tron International, Inc.* .....................           400         6,750
   O.I. Corp.* .....................................         2,100         9,450
   Quixote Corp. ...................................         2,400        35,700
                                                                        --------
                                                                          51,900
                                                                        --------

                                                            NUMBER
                                                           OF SHARES      VALUE
                                                           ---------     ------
INSURANCE--11.5%
   Chartwell Re Corp. ............................            600       $  9,600
   CNA Surety Corp. ..............................            900         11,644
   ESG Re Ltd. ...................................            900         12,150
   Farm Family Holdings, Inc.* ...................            400         15,950
   Financial Industries Corp.* ...................            900         11,475
   Hilb, Rogal & Hamilton Co. ....................            600         14,475
   Insurance Auto Auctions, Inc.* ................          2,500         44,688
   IPC Holdings Ltd. .............................            700         15,094
   LaSalle Re Holdings Ltd. ......................            400          6,350
   PXRE Corp.* ...................................          1,000         16,938
   Risk Capital Holdings, Inc.* ..................            500          7,500
   Scottish Annuity & Life
     Holdings Ltd. ...............................          1,000          9,750
   Stewart Information Services Corp. ............            400          8,325
                                                                        --------
                                                                         183,939
                                                                        --------
MANUFACTURING--1.4%
   CLARCOR, Inc. .................................            600         10,763
   SPS Technologies, Inc.* .......................            300         11,756
                                                                        --------
                                                                          22,519
                                                                        --------
MEDICAL PRODUCTS--1.3%
   ICU Medical, Inc.* ............................            800         12,900
   Maxxim Medical, Inc.* .........................            300          7,388
                                                                        --------
                                                                          20,288
                                                                        --------
METALS & MINING--0.6%
   Rock of Ages Corp.* ...........................          1,300         10,075
                                                                        --------
OIL SERVICES--6.9%
   Canadian 88 Energy Corp.* .....................          4,100          8,969
   Evergreen Resources, Inc.* ....................            900         21,881
   Hugoton Royalty Trust .........................          1,100         11,481
   Mallon Resources Corp.* .......................          2,200         17,944
   Swift Energy Co.* .............................          2,000         25,250
   Tesoro Petroleum Corp.* .......................          1,400         25,288
                                                                        --------
                                                                         110,813
                                                                        --------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              MICRO CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 1999

                                                            NUMBER
                                                           OF SHARES      VALUE
                                                           ---------     ------
PRINTING SERVICES--2.0%
   Bowne & Co., Inc. ...............................           700       $ 9,713
   Ennis Business Forms, Inc. ......................         1,600        14,200
   Merrill Corp. ...................................           400         8,150
                                                                         -------
                                                                          32,063
                                                                         -------
RAILROADS--0.8%
   Railtex, Inc.* ..................................           900        13,275
                                                                         -------
REAL ESTATE--5.2%
   AMRESCO Capital Trust ...........................         1,100        10,313
   Asset Investors Corp. ...........................           800        10,900
   Brookdale Living
     Communities, Inc.* ............................         1,900        24,581
   Capital Automotive REIT .........................         1,200        15,000
   Trammell Crow Co. * .............................         1,100        15,675
   Ventas, Inc.* ...................................         1,700         6,481
                                                                         -------
                                                                          82,950
                                                                         -------
RETAIL-SPECIALTY APPAREL/SHOE STORES--5.9%
   Catherines Stores Corp.* ........................         3,000        40,125
   Dress Barn, Inc. (The)* .........................           800        12,050
   Finish Line, Inc. (The)* ........................         2,500        22,344
   Wilsons, The Leather Experts, Inc.* .............         1,200        19,950
                                                                         -------
                                                                          94,469
                                                                         -------
TELECOMMUNICATIONS--0.6%
   Pacific Gateway Exchange, Inc.* .................           500        10,188
                                                                         -------

                                                            NUMBER
                                                           OF SHARES      VALUE
                                                           ---------     ------
TEXTILES & APPAREL--2.7%
   Happy Kids, Inc.* ............................            800     $    8,300
   Maxwell Shoe Co., Inc., Class A* .............          1,800         15,413
   Nautica Enterprises, Inc.* ...................          1,500         20,156
                                                                     ----------
                                                                         43,869
                                                                     ----------
TRANSPORTATION--2.7%
   Arkansas Best Corp.* .........................            800         10,000
   Arnold Industries, Inc. ......................            500          7,125
   Fritz Companies, Inc.* .......................          1,700         19,338
   Knightsbridge Tankers Ltd. ...................            400          6,750
                                                                     ----------
                                                                         43,213
                                                                     ----------
     TOTAL COMMON STOCK
       AND WARRANTS
       (Cost $1,559,484) ........................                     1,558,774
                                                                     ----------
                                                         PAR
                                                        (000)
SHORT-TERM INVESTMENT--1.7%                           ----------
   Rodney Square Cash Reserve
     4.820% 09/01/99 ............................       $   27           26,779
                                                                     ----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $26,779) ...........................                        26,779
                                                                     ----------
TOTAL INVESTMENTS--99.0%
   (Cost $1,586,263) ............................                     1,585,553
                                                                     ----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--1.0% .........................                        15,977
                                                                     ----------
NET ASSETS--100.0% ..............................                    $1,601,530
                                                                     ==========

-------------------
*Non-income producing.
REIT - Real Estate Investment Trust.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1999

                                                           NUMBER
                                                          OF SHARES      VALUE
                                                          ---------     ------
LONG POSITIONS--104.0%
COMMON STOCK--98.9%
ADVERTISING--0.5%
   R.H. Donnelley Corp. ............................           300       $ 5,194
                                                                         -------
AEROSPACE/DEFENSE--5.8%
   B.F. Goodrich Co. (The) .........................           700        25,856
   Litton Industries, Inc.* ........................           200        12,800
   Northrop Grumman Corp. ..........................           400        29,000
                                                                         -------
                                                                          67,656
                                                                         -------
AUTOMOBILE/TRUCK PARTS & EQUIPMENT--0.7%
   Tower Automotive, Inc.* .........................           400         8,000
                                                                         -------
AUTOMOTIVE--1.5%
   Dollar Thrifty Automotive
     Group, Inc.* ..................................           300         5,644
   Sonic Automotive, Inc.* .........................         1,000        12,063
                                                                         -------
                                                                          17,707
                                                                         -------
BANKS AND SAVINGS & LOANS--1.8%
   Staten Island Bancorp., Inc. ....................           500         8,969
   UnionBanCal Corp. ...............................           300        11,513
                                                                         -------
                                                                          20,482
                                                                         -------
BUILDING & BUILDING MATERIALS--3.3%
   Cameron Ashley Building
     Products, Inc.* ...............................         1,000         9,688
   Champion Enterprises, Inc.* .....................           500         4,250
   Pulte Corp. .....................................           600        13,875
   Thor Industries, Inc.* ..........................           400        10,750
                                                                         -------
                                                                          38,563
                                                                         -------
BUSINESS SERVICES--5.8%
   Hall, Kinion & Associates, Inc.* ................         1,500        11,438
   Right Management
     Consultants, Inc.* ............................           900        12,600
   SPR, Inc.* ......................................         1,200         5,250
   Staff Leasing, Inc.* ............................         1,200        11,100
   StaffMark, Inc.* ................................         1,200        11,663
   Sybase, Inc.* ...................................         1,300        16,250
                                                                         -------
                                                                          68,301
                                                                         -------
                                                           NUMBER
                                                          OF SHARES       VALUE
                                                          ---------     --------
CEMENT--0.7%
   Centex Construction Products, Inc. ..............           200       $ 7,688
                                                                         -------
CHEMICALS--0.8%
   Cytec Industries, Inc.* .........................           400         9,325
                                                                         -------
COMPUTERS, SOFTWARE & SERVICING--7.8%
   Ardent Software, Inc.* ..........................           200         4,750
   Bell & Howell Co.* ..............................           200         6,700
   Cadence Design Systems, Inc.* ...................           800        10,900
   Computer Associates
     International, Inc. ...........................           300        16,950
   International Business
     Machines Corp. ................................           100        12,456
   Maxtor Corp.* ...................................         1,300         8,328
   Progress Software Corp.* ........................           400        12,250
   Sterling Software, Inc.* ........................           500        10,063
   Western Digital Corp.* ..........................         1,500         9,188
                                                                         -------
                                                                          91,585
                                                                         -------
CONSTRUCTION & HOUSING--1.2%
   M/I Schottenstein Homes, Inc.* ..................           700        13,388
                                                                         -------
CONSULTING--0.5%
   Comdisco, Inc.* .................................           300         6,319
                                                                         -------
CONSUMER PRODUCTS AND SERVICES--2.3%
   IDEXX Laboratories, Inc.* .......................           400         6,800
   Premark International, Inc. .....................           300         9,975
   Veterinary Centers of America, Inc.* ............           900        10,013
                                                                         -------
                                                                          26,788
                                                                         -------
CONTAINERS--1.6%
   Ball Corp. ......................................           300        13,481
   Ivex Packaging Corp.* ...........................           300         4,650
                                                                         -------
                                                                          18,131
                                                                         -------
DISTRIBUTION--2.3%
   Amway Japan Ltd. ................................         3,800        20,663
   United Stationers, Inc.* ........................           300         6,788
                                                                         -------
                                                                          27,451
                                                                         -------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1999

                                                           NUMBER
                                                          OF SHARES      VALUE
                                                          ---------     ------
DIVERSIFIED--2.0%
   Viad Corp. ......................................           800       $23,950
                                                                         -------
ELECTRIC UTILITIES--2.5%
   Entergy Corp. ...................................           400        11,925
   Public Service Co. of New Mexico ................           300         5,644
   Unicom Corp. ....................................           300        11,588
                                                                         -------
                                                                          29,157
                                                                         -------
ELECTRONICS--3.9%
   Micro Linear Corp.* .............................         3,300        16,500
   PSC, Inc.* ......................................         1,300        12,269
   Veeco Instruments, Inc.* ........................           500        16,781
                                                                         -------
                                                                          45,550
                                                                         -------
ENGINEERING & CONSTRUCTION--1.9%
   EMCOR Group, Inc. ...............................           600        12,788
   URS Corp.* ......................................           400         9,900
                                                                         -------
                                                                          22,688
                                                                         -------
ENTERTAINMENT--1.0%
   Harrah's Entertainment, Inc.* ...................           200         4,500
   Park Place Entertainment Corp.* .................           600         6,788
                                                                         -------
                                                                          11,288
                                                                         -------
FERTILIZERS--1.1%
   IMC Global, Inc. ................................           800        12,750
                                                                         -------
FINANCIAL SERVICES--8.5%
   Citigroup, Inc. .................................           300        13,331
   Deluxe Corp. ....................................           400        13,625
   Fannie Mae ......................................           100         6,213
   Freddie Mac .....................................           100         5,150
   Financial Security Assurance
     Holdings Ltd. .................................           200        10,013
   FINOVA Group, Inc. (The)* .......................           200         7,600
   Fleet Financial Group, Inc. .....................           300        11,944
   Goldman Sachs Group, Inc. (The) .................           200        11,963
   Hambrecht & Quist Group .........................           300        11,456
   Medallion Financial Corp. .......................           400         7,925
                                                                         -------
                                                                          99,220
                                                                         -------
                                                            NUMBER
                                                          OF SHARES      VALUE
                                                          ---------     ------
FOOD & BEVERAGE--2.5%
   International Home Foods, Inc.* .................           500       $10,000
   Keebler Foods Co.* ..............................           200         5,963
   Quaker Oats Co. (The) ...........................           200        13,363
                                                                         -------
                                                                          29,326
                                                                         -------
HEALTHCARE--2.4%
   Curative Health Services, Inc.* .................         1,500         8,250
   Meditrust Companies .............................           900         8,044
   National Dentex Corp.* ..........................           700        12,163
                                                                         -------
                                                                          28,457
                                                                         -------
INDUSTRIAL GOODS & MATERIALS--1.9%
   McDermott International, Inc. ...................           400         9,025
   Quixote Corp. ...................................           900        13,388
                                                                         -------
                                                                          22,413
                                                                         -------
INSURANCE--0.7%
   Stewart Information Services Corp. ..............           400         8,325
                                                                         -------
MANUFACTURING--6.3%
   A.O. Smith Corp. ................................           700        18,988
   Church and Dwight Co., Inc. .....................           200         9,300
   Crane Co. .......................................           400         9,625
   Phelps Dodge Corp.* .............................           200        11,188
   SPS Technologies, Inc.* .........................           300        11,756
   Tyco International Ltd. .........................           117        11,854
   U.S. Industries, Inc. ...........................           100         1,613
                                                                         -------
                                                                          74,324
                                                                         -------
OIL & GAS EXPLORATION--5.9%
   Abraxas Petroleum Corp.* ........................         1,900         5,700
   Diamond Offshore Drilling, Inc. .................           400        15,300
   Kerr-McGee Corp. ................................           300        16,800
   Ocean Energy, Inc.* .............................           800         8,100
   Santa Fe International Corp. ....................           900        23,738
                                                                         -------
                                                                          69,638
                                                                         -------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1999

                                                           NUMBER
                                                           OF SHARES      VALUE
                                                           ---------     ------
OIL SERVICES--1.8%
   Canadian 88 Energy Corp.* .......................           900       $ 1,969
   Swift Energy Co.* ...............................         1,000        12,625
   Valero Energy Corp.* ............................           300         6,375
                                                                         -------
                                                                          20,969
                                                                         -------
PAPER & FORESTRY PRODUCTS--1.4%
   Louisiana-Pacific Corp. .........................           900        16,650
                                                                         -------
PHARMACEUTICALS--1.8%
   IVAX Corp.* .....................................         1,300        21,450
                                                                         -------
PUBLISHING--2.9%
   Harcourt General, Inc. ..........................           300        13,144
   New York Times Co. (The), Class A ...............           200         7,813
   Valassis Communications, Inc. ...................           300        13,125
                                                                         -------
                                                                          34,082
                                                                         -------
RAILROADS--1.1%
   Railtex, Inc.* ..................................           900        13,275
                                                                         -------
RETAIL TRADE--0.5%
   HomeBase, Inc.* .................................         1,300         5,688
                                                                         -------
RETAIL-SPECIALTY APPAREL/SHOE STORES--1.2%
   Dress Barn, Inc. (The)* .........................           600         9,038
   Payless ShoeSource, Inc.* .......................           100         4,988
                                                                         -------
                                                                          14,026
                                                                         -------
SHIPBUILDING--1.6%
   Newport News Shipbuilding, Inc. .................           600        18,863
                                                                         -------
STEEL--1.2%
   Maverick Tube Corp.* ............................           800        14,150
                                                                         -------
TELECOMMUNICATIONS--4.3%
   Ameritech Corp. .................................           200        12,625
   Bell Atlantic Corp. .............................           100         6,125
   GTE Corp. .......................................           100         6,863
   IPC Communications, Inc.* .......................           500        24,500
                                                                         -------
                                                                          50,113
                                                                         -------

                                                           NUMBER
                                                         OF SHARES      VALUE
                                                         ---------      ------
TEXTILES & APPAREL--0.5%
   Nautica Enterprises, Inc.* ..................            400     $     5,375
                                                                    -----------
TOBACCO--0.4%
   R.J. Reynolds Tobacco
     Holdings, Inc.* ...........................            166           4,538
                                                                    -----------
TRANSPORTATION--3.0%
   Arkansas Best Corp.* ........................          1,400          17,500
   Arnold Industries, Inc. .....................            800          11,400
   Greenbrier Companies, Inc. (The) ............            600           6,375
                                                                    -----------
                                                                         35,275
                                                                    -----------
     TOTAL COMMON STOCK
       (Cost $1,172,271) .......................                      1,158,118
                                                                    -----------
                                                          PAR
                                                         (000)          VALUE
                                                      -----------   -----------
SHORT-TERM INVESTMENTS--5.1%
   Rodney Square Cash Reserve
     4.82% 09/01/99 ............................        $   60           59,948
                                                                    -----------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $59,948) ..........................                         59,948
                                                                    -----------
     TOTAL LONG POSITIONS--104%
       (Cost $1,232,219) .......................                      1,218,066
                                                                    -----------

                                                           NUMBER
                                                         OF SHARES
                                                       ------------
SECURITIES SOLD SHORT--(76.6)%
ADVERTISING--(0.5)%
   TMP Worldwide, Inc.* ........................           (100)         (5,538)
                                                                    -----------
AEROSPACE/DEFENSE--(0.8)%
   General Dynamics Corp. ......................           (100)         (6,300)
   SPACEHAB, Inc.* .............................           (700)         (3,500)
                                                                    -----------
                                                                         (9,800)
                                                                    -----------
AUTOMOBILE-MANUFACTURING--(0.3)%
   A.S.V., Inc.* ...............................           (200)         (3,650)
                                                                    -----------
AUTOMOBILE/TRUCK PARTS & EQUIPMENT--(0.3)%
   OEA, Inc.* ..................................           (500)         (3,500)
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1999

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------      ------
BANKS AND SAVINGS & LOANS--(5.8)%
   AmSouth Bancorp. ............................           (200)       $ (4,375)
   Commerce Bancorp., Inc. .....................           (100)         (4,300)
   CVB Financial Corp. .........................           (100)         (2,600)
   E-Loan, Inc.* ...............................           (400)        (11,400)
   First Tennessee National Corp. ..............           (100)         (3,200)
   FirstMerit Corp. ............................           (100)         (2,628)
   Huntington Bancshares, Inc. .................           (100)         (2,994)
   JeffBanks, Inc. .............................           (100)         (2,975)
   Marshall & Ilsley Corp. .....................           (100)         (5,856)
   New England Community
     Bancorp., Inc. ............................           (100)         (2,744)
   Old Kent Financial Corp. ....................           (100)         (3,950)
   Provident Financial Group, Inc. .............           (200)         (8,375)
   Queens County Bancorp., Inc. ................           (300)         (8,250)
   Silicon Valley Bancshares* ..................           (200)         (4,488)
                                                                       --------
                                                                        (68,135)
                                                                       --------
BUSINESS SERVICES--(6.1)%
   Acxiom Corp.* ...............................           (400)         (7,025)
   Analytical Surveys, Inc.* ...................           (600)        (12,038)
   Diamond Technology
     Partners, Inc.* ...........................           (200)         (6,625)
   Fair, Isaac and Co., Inc. ...................           (200)         (5,650)
   InfoCure Corp.* .............................           (400)         (7,700)
   MAXIMUS, Inc.* ..............................           (100)         (3,463)
   Pre-Paid Legal Services, Inc.* ..............           (300)         (9,619)
   Primark Corp.* ..............................           (100)         (2,513)
   ProBusiness Services, Inc.* .................           (200)         (5,350)
   Quintiles Transnational Corp.* ..............           (200)         (7,163)
   Superior Consultant
     Holdings Corp.* ...........................           (200)         (4,575)
                                                                       --------
                                                                        (71,721)
                                                                       --------
CHEMICALS--(0.4)%
   Eco Soil Systems, Inc.* .....................           (600)         (4,163)
                                                                       --------
COMMUNICATIONS & MEDIA--(0.9)%
   Source Media, Inc.* .........................         (1,300)        (10,684)
                                                                       --------

                                                            NUMBER
                                                          OF SHARES      VALUE
                                                          ---------     -------
COMPUTERS, SOFTWARE & SERVICES--(15.6)%
   Artificial Life, Inc.* ........................        (1,000)     $ (11,375)
   ATI Technologies, Inc. ........................          (700)        (8,400)
   Autobytel.com* ................................          (300)        (4,706)
   Autoweb.com, Inc.* ............................          (400)        (3,688)
   Banyan Systems, Inc.* .........................          (400)        (3,100)
   BARRA, Inc.* ..................................          (400)        (8,200)
   Concurrent Computer Corp.* ....................          (600)        (4,331)
   ConSyGen, Inc.* ...............................          (200)          (113)
   Dell Computer Corp.* ..........................          (500)       (24,406)
   Freeserve PLC-ADR* ............................          (300)        (8,737)
   IAT Multimedia, Inc.* .........................          (600)        (1,575)
   International Integration, Inc.* ..............          (200)        (4,600)
   iVillage, Inc.* ...............................          (100)        (3,631)
   IXnet, Inc.* ..................................        (1,400)       (26,250)
   Level 8 Systems, Inc.* ........................          (400)        (4,325)
   MICROS Systems, Inc.* .........................          (200)        (6,750)
   MTI Technology Corp.* .........................          (200)        (4,463)
   NetObjects, Inc.* .............................        (2,000)       (10,750)
   Open Market, Inc.* ............................          (600)        (7,275)
   Sapient Corp.* ................................          (100)        (7,300)
   SCM Microsystems, Inc.* .......................          (200)        (8,400)
   Sykes Enterprises, Inc.* ......................          (200)        (4,800)
   Take-Two Interactive
     Software, Inc.* .............................          (400)        (3,638)
   Transaction Systems Architects,
     Inc., Class A* ..............................          (200)        (5,871)
   Verity, Inc.* .................................          (100)        (4,875)
   Vitech America, Inc.* .........................          (100)          (700)
                                                                       --------
                                                                       (182,259)
                                                                       --------
CONSUMER PRODUCTS & SERVICES--(1.8)%
   Dial Corp. (The) ..............................          (200)        (5,550)
   Lason Holdings, Inc.* .........................          (100)        (4,519)
   Outdoor Systems, Inc.* ........................          (200)        (6,463)
   Rent-A-Center, Inc.* ..........................          (200)        (4,438)
                                                                       --------
                                                                        (20,970)
                                                                       --------
CONTAINERS--(0.3)%
   Gaylord Container Corp.* ......................          (500)        (4,031)
                                                                       --------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1999

                                                            NUMBER
                                                           OF SHARES      VALUE
                                                           ---------     ------
DISTRIBUTION--(2.2)%
   Aviation Sales Co.* ...........................          (500)     $ (15,500)
   Grand Toys International, Inc.* ...............          (700)       (10,194)
                                                                        -------
                                                                        (25,694)
                                                                        -------
ELECTRONIC COMP. & INSTRUMENTS--(0.7)%
   Mechanical Technology, Inc.* ..................          (100)        (3,000)
   Spectra-Physics Lasers, Inc.* .................          (600)        (5,063)
                                                                        -------
                                                                         (8,063)
                                                                        -------
ELECTRONICS--(4.7)%
   Aetrium, Inc.* ................................          (300)        (2,100)
   AstroPower, Inc.* .............................          (300)        (4,350)
   CFM Technologies, Inc.* .......................          (500)        (4,250)
   DuPont Photomasks, Inc.* ......................          (200)       (10,725)
   Genesis Microchip, Inc.* ......................          (200)        (4,963)
   Jabil Circuit, Inc.* ..........................          (100)        (4,481)
   KLA-Tencor Corp.* .............................          (100)        (6,281)
   Lam Research Corp.* ...........................          (150)        (8,466)
   Molex, Inc. ...................................          (300)        (9,619)
                                                                        -------
                                                                        (55,235)
                                                                        -------
ENTERTAINMENT--(1.5)%
   CCA Companies, Inc.* ..........................          (600)          (581)
   Platinum Entertainment, Inc.* .................          (900)        (4,331)
   SFX Entertainment, Inc.* ......................          (300)       (12,356)
                                                                        -------
                                                                        (17,268)
                                                                        -------
ENVIRONMENTAL SERVICES--(0.8)%
   Donaldson Co., Inc. ...........................          (300)        (5,888)
   Osmonics, Inc.* ...............................          (400)        (3,675)
                                                                        -------
                                                                         (9,563)
                                                                        -------
FINANCIAL SERVICES--(2.0)%
   NextCard, Inc.* ...............................          (300)        (7,350)
   PIMCO Advisors Holdings L.P. ..................          (300)       (10,575)
   Siebert Financial Corp. .......................          (100)        (1,763)
   United Asset Management Corp. .................          (200)        (3,913)
                                                                        -------
                                                                        (23,601)
                                                                        -------

                                                            NUMBER
                                                           OF SHARES      VALUE
                                                           ---------     ------
FOOD & BEVERAGE--(1.6)%
   Beringer Wine Estates Holdings, Inc.,
     Class B* ....................................          (300)      $(12,488)
   Delicious Brands, Inc.* .......................          (100)          (625)
   PepsiCo, Inc. .................................          (100)        (3,413)
   Worthington Foods, Inc. .......................          (200)        (2,625)
                                                                        -------
                                                                        (19,151)
                                                                        -------
FOOD-CONFECTIONARY--(0.7)%
   Wm. Wrigley Jr. Co. ...........................          (100)        (7,831)
                                                                        -------
HEALTH CARE--(0.2)%
   Photogen Technologies, Inc.* ..................          (200)        (2,400)
                                                                        -------
INDUSTRIAL EQUIPMENT & SUPPLIES--(0.8)%
   Alamo Group, Inc. .............................          (400)        (3,700)
   Caterpillar, Inc. .............................          (100)        (5,663)
                                                                        -------
                                                                         (9,363)
                                                                        -------
LODGING & RESTAURANTS--(0.3)%
   Vail Resorts, Inc.* ...........................          (200)        (3,538)
                                                                        -------
MACHINERY & ENGINEERING--(1.7)%
   Applied Materials, Inc.* ......................          (100)        (7,106)
   Intevac, Inc.* ................................          (800)        (4,000)
   Millipore Corp. ...............................          (100)        (3,775)
   TurboChef Technologies, Inc.* .................          (600)        (5,100)
                                                                        -------
                                                                        (19,981)
                                                                        -------
MEDICAL EQUIPMENT--(4.2)%
   Boston Scientific Corp.* ......................          (200)        (6,788)
   ChromaVision Medical
     Systems, Inc.* ..............................          (300)        (4,462)
   CryoLife, Inc.* ...............................          (100)        (1,419)
   IGEN International, Inc.* .....................          (300)        (7,125)
   Laser Vision Centers, Inc.* ...................          (600)       (14,363)
   PLC Systems, Inc.* ............................          (500)        (1,531)
   Schick Technologies, Inc.* ....................          (300)          (638)
   Thermo Cardiosystems, Inc.* ...................          (600)        (5,025)
   Ventana Medical Systems, Inc.* ................          (500)        (8,000)
                                                                        -------
                                                                        (49,351)
                                                                        -------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1999

                                                           NUMBER
                                                           OF SHARES      VALUE
                                                           ---------     ------
MEDICAL SUPPLIES--(4.3)%
   BioChem Pharma, Inc.* ...........................         (400)     $(10,369)
   Genzyme Transgenics Corp.* ......................         (700)       (4,638)
   Inhale Therapeutic
     Systems, Inc.* ................................         (300)       (9,881)
   LabOne, Inc. ....................................          (24)         (237)
   MacroChem Corp.* ................................         (600)       (4,106)
   MiniMed, Inc.* ..................................         (100)       (9,094)
   Myriad Genetics, Inc.* ..........................         (100)       (1,175)
   SmithKline Beecham PLC ADR ......................         (100)       (6,375)
   Transkaryotic Therapies, Inc.* ..................         (100)       (3,938)
                                                                        -------
                                                                        (49,813)
                                                                        -------
OIL & GAS EXPLORATION--(0.7)%

   Eagle Geophysical, Inc.* ........................          (25)          (16)
   Penn Virginia Corp. .............................         (200)       (4,363)
   Seitel, Inc.* ...................................         (400)       (3,900)
                                                                        -------
                                                                         (8,279)
                                                                        -------
OPTICAL SUPPLIES--(0.8)%
   Keravision, Inc.* ...............................         (400)       (6,300)
   Oakley, Inc.* ...................................         (400)       (2,450)
                                                                        -------
                                                                         (8,750)
                                                                        -------
PHARMACEUTICALS--(4.8)%
   Algos Pharmaceutical Corp.* .....................         (400)       (3,325)
   Andrx Corp.* ....................................         (100)       (7,188)
   Ergo Science Corp.* .............................       (1,000)       (1,250)
   GelTex Pharmaceuticals, Inc.* ...................         (300)       (4,050)
   Hollis-Eden
     Pharmaceuticals, Inc.* ........................         (200)       (2,650)
   Isis Pharmaceuticals, Inc.* .....................         (400)       (4,050)
   King Pharmaceuticals, Inc.* .....................         (200)       (6,925)
   Maxim Pharmaceuticals, Inc.* ....................         (400)       (3,150)
   NeoPharm, Inc.* .................................         (300)       (5,213)
   Shaman Pharmaceuticals, Inc.* ...................          (50)          (11)
   Vertex Pharmaceuticals, Inc.* ...................         (400)      (11,100)
   Vion Pharmaceuticals, Inc.* .....................         (700)       (3,588)
   Watson Pharmaceuticals, Inc.* ...................         (100)       (3,588)
                                                                        -------
                                                                        (56,088)
                                                                        -------
                                                             NUMBER
                                                           OF SHARES      VALUE
                                                           ---------     ------
PRINTING SERVICES--(1.1)%
   Presstek, Inc.* .............................           (400)       $ (2,450)
   Xeikon N.V. ADR* ............................           (500)        (10,500)
                                                                       --------
                                                                        (12,950)
                                                                       --------
RESTAURANTS--(1.2)%
   CBRL Group, Inc. ............................           (300)         (3,938)
   Landry's Seafood
     Restaurants, Inc.* ........................           (600)         (5,100)
   O'Charleys, Inc.* ...........................           (300)         (4,613)
   Planet Hollywood
     International, Inc.* ......................           (700)           (525)
                                                                       --------
                                                                        (14,176)
                                                                       --------
RETAIL SPECIALTY--(2.8)%
   Amazon.com, Inc.* ...........................           (100)        (12,437)
   Guitar Center, Inc.* ........................           (500)         (3,875)
   Party City Corp.* ...........................         (1,600)         (4,600)
   PETCO Animal Supplies, Inc.* ................           (200)         (2,500)
   Starbucks Corp.* ............................           (400)         (9,150)
                                                                       --------
                                                                        (32,562)
                                                                       --------
RETAIL-AUTO PARTS--(1.9)%
   CSK Auto Corp.* .............................           (300)         (7,125)
   O'Reilly Automotive, Inc.* ..................           (400)        (15,300)
                                                                       --------
                                                                        (22,425)
                                                                       --------
RETAIL-DISCOUNT--(0.5)%
   Ames Department Stores, Inc.* ...............           (100)         (2,938)
   Cost-U-Less, Inc.* ..........................           (500)         (2,625)
                                                                       --------
                                                                         (5,563)
                                                                       --------
SCHOOLS--(0.3)%
   Sylvan Learning Systems, Inc.* ..............           (200)         (3,975)
                                                                       --------
STEEL--(0.3)%
   Valmont Industries, Inc. ....................           (200)         (3,175)
                                                                       --------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 1999

                                                          NUMBER
                                                        OF SHARES      VALUE
                                                        ---------    ----------
TELECOMMUNICATIONS--(1.1)%
   ADTRAN, Inc.* .............................            (100)     $    (3,813)
   Aware, Inc.* ..............................            (100)          (3,350)
   Clearnet Communications, Inc.,
     Class  A* ...............................            (100)          (1,588)
   Coyote Network Systems, Inc.* .............            (600)          (4,088)
                                                                    -----------
                                                                        (12,839)
                                                                    -----------
TELECOMMUNICATIONS & EQUIPMENT--(0.6)%
   Terayon Communications
     Systems, Inc.* ..........................            (200)          (7,200)
                                                                    -----------
TEXTILES & APPAREL--(0.8)%
   Gildan Activewear, Inc., Class A* .........            (200)          (3,750)
   Polo Ralph Lauren Corp.* ..................            (300)          (5,813)
                                                                    -----------
                                                                         (9,563)
                                                                    -----------
TOBACCO--(0.1)%
   General Cigar Holdings, Inc.* .............            (100)            (644)
                                                                    -----------
TRAVEL SERVICES--(1.1)%
   American Classic Voyages Co.* .............            (300)          (6,113)
   Pegasus Systems, Inc.* ....................            (200)          (7,225)
                                                                    -----------
                                                                        (13,338)
                                                                    -----------
     TOTAL SECURITIES SOLD SHORT
       (Proceeds $957,939) ...................                         (896,830)
                                                                    -----------
NET INVESTMENTS IN SECURITIES--27.4%
   (Cost $274,281) ...........................                          321,236
                                                                    -----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--72.6% .....................                          850,271
                                                                    -----------
NET ASSETS--100.0% ...........................                      $ 1,171,507
                                                                    ===========

-------------
*Non-income producing.
ADR - American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1999

                                                            NUMBER
                                                           OF SHARES     VALUE
                                                           ---------   --------
PREFERRED STOCK--5.4%
INDUSTRIAL GOODS & MATERIALS--1.0%
   Amcor Ltd. (Australia)
     7.25% 11/19/06 ...............................         2,500     $ 115,625
                                                                      ---------
REAL ESTATE--4.4%
   Crescent Real Estate
     6.75% 12/31/49 ...............................        10,100       159,706
   Equity Office Properties Trust
     Series B
     5.25% 02/15/08 ...............................         2,900       116,725
   Equity Residential Properties
     Series G
     7.25% 12/31/49 ...............................         5,500       123,406
   Reckson Associates Realty
     Series A
     7.625% 12/31/49 ..............................         7,000       142,187
                                                                      ---------
                                                                        542,024
                                                                      ---------
     TOTAL PREFERRED STOCK
       (Cost $801,878) ............................                     657,649
                                                                      ---------
                                                            PAR
                                                           (000)
                                                         ---------
CORPORATE BONDS--38.5%
AEROSPACE/DEFENSE--0.2%
   Raytheon Co. Notes (Baa1, BBB)
     5.950% 03/15/01 ..............................         $  20        19,788
                                                                      ---------
BANKS AND SAVINGS & LOANS--9.1%
   BankBoston NA
     Subordinated Notes (A2, A-)
     7.375% 09/15/06 ..............................           120       120,300
   BB&T Corp. Subordinated
     Notes (A3, BBB+)
     7.250% 06/15/07 ..............................           150       146,250
   Imperial Bank Subordinated Notes
     (Ba2, BBB-)
     8.500% 04/01/09 ..............................            50        47,125
   Korean Development Bank
     Notes (Baa3, BBB-)
     7.900% 02/01/02 ..............................            75        74,906
   Old Kent Bank Subordinated
     Notes (NA, A-)
     6.625% 11/15/05 ..............................           110       105,187

                                                            PAR
                                                           (000)        VALUE
                                                          -------     ---------
BANKS AND SAVINGS & LOANS--(CONTINUED)
   Riggs Capital Trust Series A
     Company Guarantee Notes
     (baa3, BB)
     8.625% 12/31/26 ...........................           $  90      $   84,712
   Riggs National Corp. Subordinated
     Debentures (Ba1, BB+)
     9.650% 06/15/09 ...........................             120         127,800
   Sovereign Bancorp Subordinated
     Notes (NA, BB+)
     8.000% 03/15/03 ...........................             100         100,375
   Sovereign Capital Trust I Company
     Guarantee Notes (Ba2, BB)
     9.000% 04/01/27 ...........................             100         105,125
   Zions Bancorp Subordinated
     Notes (Baa1, BBB-)
     8.625% 10/15/02 ...........................             100         104,500
   Zions Institutional Capital Trust
     Series A Company Guarantee
     Notes (a3, BBB-)
     8.536% 12/15/26 ...........................             100         100,250
                                                                      ----------
                                                                       1,116,530
                                                                      ----------
CANADIAN GOVERNMENT BONDS--0.5%
   Hydro-Quebec Local Government
     Guarantee Notes (A2, A+)
     8.625% 06/15/29 ...........................              50          55,500
                                                                      ----------
CHEMICALS--0.6%
   Lyondell Chemical Co. Series A
     Secured (Ba3, BB)
     9.625% 05/01/07 ...........................              50          50,750
   Union Carbide Corp.
     Notes (Baa2, BBB)
     6.250% 06/15/03 ...........................              25          24,300
                                                                      ----------
                                                                          75,050
                                                                      ----------
CONSUMER PRODUCTS--1.2%
   Philip Morris Co., Inc.
     Notes (A2, A)
     6.800% 12/01/03 ...........................             150         148,125
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1999

                                                            PAR
                                                           (000)        VALUE
                                                          -------     ---------
ELECTRIC UTILITIES--1.2%
   Consumers Energy Co. First Mortgage
     Notes (Baa3, BBB+)
     6.375% 09/15/03 ...............................         $ 100      $ 96,750
   Texas-New Mexico Power Senior
     Notes (Baa2, BBB)
     6.250% 01/15/09 ...............................            60        52,875
                                                                        --------
                                                                         149,625
                                                                        --------
ELECTRONICS--1.3%
   HMT Technology Corp. (B3, B-)
     5.750% 01/15/04 ...............................            74        28,305
   National Semiconductor Corp.
     (Ba2, NA)
     6.500% 10/01/02 ...............................           130       126,425
                                                                        --------
                                                                         154,730
                                                                        --------
FINANCIAL SERVICES--3.5%
   AON Capital Trust A Company
     Guarantee Notes (a3, A)
     8.205% 01/01/27 ...............................            50        50,500
   Citigroup Capital III Company
     Guarantee Notes (aa3, A+)
     7.625% 12/01/36 ...............................           100        93,375
   Ford Motor Credit Co. Notes (A1, A)
     6.700% 07/16/04 ...............................           100        98,625
   Ford Motor Credit Corp. Senior
     Unsubordinated Notes (A1, A)
     7.200% 06/15/07 ...............................            65        64,837
   Security Capital U.S. Realty Bonds
     (Baa3, NA)
     2.000% 05/22/03 ...............................           170       125,800
                                                                        --------
                                                                         433,137
                                                                        --------
FOOD-RETAIL--0.4%
   Safeway, Inc. Notes (Baa2, BBB)
     6.050% 11/15/03 ...............................            50        48,000
                                                                        --------
GAS UTILITIES--1.1%
   KN Energy, Inc. Senior Notes
     (Baa2, BBB-)
     6.450% 11/30/01 ...............................            75        73,594

                                                            PAR
                                                           (000)        VALUE
                                                          -------     ---------
GAS UTILITIES--(CONTINUED)
   KN Capital Trust III Company
     Guarantee Notes (baa3, BB)
     7.630% 04/15/28 .............................          $  75       $ 67,406
                                                                        --------
                                                                         141,000
                                                                        --------
HEALTHCARE--2.3%
   Tenet Healthcare Corp. Senior
     Notes (Ba1, BB+)
     8.625% 12/01/03 .............................            175        172,594
   Total Renal Care Holdings (B1, B)
     5.625% 07/15/06 .............................            165        108,488
                                                                        --------
                                                                         281,082
                                                                        --------
INDUSTRIAL GOODS & MATERIALS--4.3%
   Browning-Ferris Industries, Inc.
     Senior Notes (Ba3, BB-)
     6.375% 01/15/08 .............................            100         83,625
   Southdown, Inc. Series B Senior
     Subordinated Notes (Baa2, BBB)
     10.000% 03/01/06 ............................            100        109,250
   Unisys Corp. Senior Notes (Ba1, BB+)
     11.750% 10/15/04 ............................            200        222,000
   USG Corp. Series B Senior Notes
     (Baa2, BBB+)
     9.250% 09/15/01 .............................            105        110,906
                                                                        --------
                                                                         525,781
                                                                        --------
INSURANCE--0.9%
   Equitable Companies, Inc. Debentures
     (A2, A)
     7.000% 04/01/28 .............................             25         23,187
   Equitable Companies, Inc. Senior
     Notes (A2, A)
     9.000% 12/15/04 .............................             80         86,700
                                                                        --------
                                                                         109,887
                                                                        --------
MEDIA--2.1%
   Jones Intercable, Inc. Senior Notes
     (Baa3, BBB-)
     9.625% 03/15/02 .............................            100        106,200
   Lenfest Communications, Inc. Senior
     Notes (Ba2, BB+)
     8.375% 11/01/05 .............................            100        103,625

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1999

                                                            PAR
                                                           (000)        VALUE
                                                          -------     ---------
MEDIA--(CONTINUED)
   News America Holdings Debentures
     (Baa3, BBB-)
     8.875% 04/26/23 ...............................         $  45      $ 47,700
                                                                        --------
                                                                         257,525
                                                                        --------
OIL SERVICES--1.4%
   Louis Dreyfus Natural Gas Senior
     Subordinated Notes (Ba3, BB+)
     9.250% 06/15/04 ...............................           100       102,625
   Union Oil Co. of California Company
     Guarantee Notes (Baa1, BBB+)
     7.500% 02/15/29 ...............................            40        38,450
   Union Oil Co. of California Notes
     (Baa1, BBB+)
     6.500% 05/01/08 ...............................            30        28,125
                                                                        --------
                                                                         169,200
                                                                        --------
RETAIL--0.2%
   Federated Department Stores, Inc.
     Debentures (Baa2, BBB+)
     7.000% 02/15/28 ...............................            30        27,188
                                                                        --------
SOVEREIGN GOVERNMENT BONDS--2.9%
   Brazil (Republic Of) Bonds (B2, B+)
     11.625% 04/15/04 ..............................            65        58,744
   Panama (Republic Of)
     Notes (Ba1, BB+)
     7.875% 02/13/02 ...............................           300       291,375
                                                                        --------
                                                                         350,119
                                                                        --------
TELECOMMUNICATIONS--4.7%
   CCPR Services, Inc. Company Gurantee
     Notes (B2, B)
     10.000% 02/01/07 ..............................            35        37,450
   Global Crossing Holdings Ltd.
     Company Guarantee Notes
     (Ba2, BB)
     9.625% 05/15/08 ...............................            50        50,750
   LCI International, Inc. Senior Notes
     (Ba1, BB+)
     7.250% 06/15/07 ...............................            80        76,800

                                                            PAR
                                                           (000)        VALUE
                                                          -------     ---------
TELECOMMUNICATIONS--(CONTINUED)
   MCI Worldcom, Inc. Senior Notes
     (A3, A-)
     6.950% 08/15/06 .............................     $       50     $   48,938
   MetroNet Communications Corp.
     Senior Discount Notes (Baa3, BBB)
     9.950% 06/15/08 .............................             45         34,425
   Sprint Capital Corp. Company
     Guarantee Notes (Baa1, BBB+)
     6.900% 05/01/19 .............................             60         55,275
   Tele-Communications, Inc. Debentures
     (A2, AA-)
     9.800% 02/01/12 .............................            125        150,469
   US Cellular Corp. Notes (Baa2, BBB)
     7.250% 08/15/07 .............................             75         73,969
   Worldcom, Inc. Senior Notes (A3, A-)
     6.125% 08/15/01 .............................             50         49,563
                                                                      ----------
                                                                         577,639
                                                                      ----------
TRANSPORTATION--0.4%
   CSX Corp. Notes (Baa2, BBB)
     6.250% 10/15/08 .............................             50         46,063
                                                                      ----------
U.S. GOVERNMENT BONDS--0.2%
   Fannie Mae Notes (Aaa, NA)
     5.750% 04/15/08 .............................             25         23,214
                                                                      ----------
     TOTAL CORPORATE BONDS
       (Cost $4,974,476) .........................                     4,709,183
                                                                      ----------

AGENCY OBLIGATIONS--43.6%
FEDERAL NATIONAL MORTGAGE ASSOCIATION--12.0%
   FNMA 437946
     6.000% 07/01/13 .............................            461        439,261
   FNMA 190945
     6.000% 05/01/24 .............................            369        339,592
   FNMA 281054
     6.500% 04/01/24 .............................            350        330,955
   FNMA 251967
     6.500% 09/01/28 .............................             80         75,623
   FNMA 252212
     6.500% 01/01/29 .............................            121        114,943
   FNMA 487809
     7.000% 04/01/29 .............................             73         70,422

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1999

                                                            PAR
                                                           (000)        VALUE
                                                          -------     ---------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION--(CONTINUED)
   FNMA 252440
     7.000% 05/01/29 ...............................         $  98    $   94,764
                                                                      ----------
                                                                       1,465,560
                                                                      ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--31.6%
   GNMA 465540
     6.000% 07/15/28 ...............................           218       199,981
   GNMA 354662
     6.500% 09/15/08 ...............................            93        90,170
   GNMA 780303
     6.500% 02/15/09 ...............................           254       247,041
   GNMA 433435
     6.500% 02/15/12 ...............................           293       285,166
   GNMA 407234
     6.500% 01/15/13 ...............................            87        84,288
   GNMA 457737
     6.500% 03/15/13 ...............................           101        97,950
   GNMA 469128
     6.500% 02/15/28 ...............................           393       371,004
   GNMA 447928
     6.500% 05/15/28 ...............................            37        34,546
   GNMA 473797
     6.500% 06/15/28 ...............................            30        28,022
   GNMA 468090
     6.500% 07/15/28 ...............................            35        32,914
   GNMA 482119
     6.500% 08/15/28 ...............................            98        92,450
   GNMA 376528
     7.000% 05/15/09 ...............................           210       208,395
   GNMA 454925
     7.000% 12/15/12 ...............................           271       268,570
   GNMA 780921
     7.000% 11/15/13 ...............................           136       135,092
   GNMA 366816
     7.000% 06/15/24 ...............................           100        96,705
   GNMA 452645
     7.000% 11/15/27 ...............................            50        48,266
   GNMA 450446
     7.000% 12/15/27 ...............................            50        48,509
   GNMA 372475
     7.000% 01/15/28 ...............................           333       322,685

                                                            PAR
                                                           (000)        VALUE
                                                          -------     ---------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION--(CONTINUED)
   GNMA 469129
     7.000% 02/15/28 .............................          $  75     $   72,518
   GNMA 461450
     7.000% 04/15/28 .............................             63         60,618
   GNMA 471949
     7.000% 06/15/28 .............................            263        255,313
   GNMA 780859
     7.500% 09/15/13 .............................             23         22,986
   GNMA 780498
     7.500% 01/15/27 .............................             87         86,172
   GNMA 449474
     7.500% 09/15/27 .............................             76         75,518
   GNMA 453892
     7.500% 11/15/27 .............................            236        234,436
   GNMA 780687
     8.000% 12/15/12 .............................            261        267,662
   GNMA 442120
     8.000% 11/15/26 .............................             97         98,304
                                                                      ----------
                                                                       3,865,281
                                                                      ----------
     TOTAL AGENCY OBLIGATIONS
       (Cost $5,561,553) .........................                     5,330,841
                                                                      ----------
ASSET BACKED SECURITIES--1.9%
   American Express Credit Account
     Master Trust, Series 1997-1,
     Class A (Aaa, AAA)
     6.400% 04/15/05 .............................            125        123,587
   Illinois Power Special Purpose Trust,
     Series 1998-1, Class A6 (Aaa, AAA)
     5.540% 06/25/09 .............................             50         46,272
   MBNA Master Credit Card Trust,
     Series 1995-C, Class A (Aaa, AAA)
     6.450% 02/15/08 .............................             60         58,031
                                                                      ----------
     TOTAL ASSET BACKED SECURITIES
       (Cost $235,675) ...........................                       227,890
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 1999

                                                            PAR
                                                           (000)        VALUE
                                                          -------     ---------
U.S. TREASURY OBLIGATIONS--7.5%
U.S. TREASURY BONDS--6.6%
   U.S. Treasury Bonds
     7.250% 05/15/16 .........................             $335      $   361,041
     7.125% 02/15/23 .........................              420          454,017
                                                                     -----------
                                                                         815,058
                                                                     -----------
U.S. TREASURY PRINCIPAL STRIP--0.9%
   U.S. Treasury Strip
     11/15/21 ................................              455          109,712
                                                                     -----------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $1,013,417) .....................                           924,770
                                                                     -----------
SHORT-TERM INVESTMENTS--2.4
   Rodney Square Cash Reserve
     4.82% 09/01/99 ..........................              297          297,117
                                                                     -----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $297,117) .......................                           297,117
                                                                     -----------
TOTAL INVESTMENTS--99.3%
   (Cost $12,884,116) ........................                        12,147,450
                                                                     -----------
OTHE ASSETS IN EXCESS
   OF LIABILITIES--0.7% ......................                            81,960

                                                                     -----------
NET ASSETS--100.0% ...........................                       $12,229,410
                                                                     ===========

----------------
*Non-income producing.

The Moody's Investor Service, Inc. and Standard and Poor's Ratings Group's ratings indicated are the most recent ratings available at August 31, 1999. (Unaudited)

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 1999

                                                    LARGE CAP      MID CAP      MICRO CAP  MARKET NEUTRAL
                                                   VALUE FUND    VALUE FUND    VALUE FUND       FUND        BOND FUND

                                                  -----------   ------------   ----------   ----------    -----------
ASSETS
   Investments, at value (cost -- $54,810,830,
     $172,045,096, $1,586,263, $1,232,219 and
     $12,884,116, respectively). ..............   $54,896,141   $173,229,984   $1,585,553   $1,218,066    $12,147,450
   Cash .......................................            --             --           --        4,613             --
   Receivable from Investment Adviser . .......            --             --       33,553       36,482         14,128
   Deposits with brokers and custodian bank for
     securities sold short ....................            --             --           --      857,705             --
   Receivable for investments sold ............       791,023      3,821,092        3,291        3,322         35,515
   Receivable for Fund shares sold ............         3,871          8,385           --           --             --
   Dividends and interest receivable. .........        90,689        166,464          947        1,548        141,251
                                                  -----------   ------------   ----------   ----------    -----------
     Total assets. ............................    55,781,724    177,225,925    1,623,344    2,121,736     12,338,344
                                                  -----------   ------------   ----------   ----------    -----------
LIABILITIES
   Payable for investments purchased ..........       941,504        452,729           --            0         45,039
   Securities Sold-Short (proceeds $957,939) ..            --             --           --      896,830             --
   Payable for Fund shares redeemed ...........            --        501,787           --           --             --
   Accrued expenses and other liabilities .....        91,161        285,738       21,814       53,070         63,895
   Payable for dividends on securities sold-short          --             --           --          329             --
                                                  -----------   ------------   ----------   ----------    -----------
     Total liabilities ........................     1,032,665      1,240,254       21,814      950,229        108,934
                                                  -----------   ------------   ----------   ----------    -----------
NET ASSETS
   Capital stock, $0.001 par value . ..........         4,472         15,343          185          124          1,300
   Additional paid-in capital. ................    51,722,479    173,521,147    1,793,323    1,217,876     13,095,406
   Undistributed net investment income. .......       439,288        175,034           --        9,566          9,414
   Accumulated net realized gain/(loss) from
     investments ..............................     2,497,509      1,089,259     (191,268)    (103,015)      (140,044)
   Net unrealized appreciation/(depreciation) on
     investments. .............................        85,311      1,184,888         (710)      46,956       (736,666)
                                                  -----------   ------------   ----------   ----------    -----------
     Net assets ...............................   $54,749,059   $175,985,671   $1,601,530   $1,171,507    $12,229,410
                                                  ===========   ============   ==========   ==========    ===========

INSTITUTIONAL CLASS
   Net assets .................................   $53,111,553   $173,223,501   $1,308,557   $  940,793    $12,041,031
                                                  -----------   ------------   ----------   ----------    -----------
   Shares outstanding .........................     4,338,660     15,100,118      150,988       99,500      1,280,021
                                                  -----------   ------------   ----------   ----------    -----------
   Net asset value, offering and redemption
     price per share ..........................        $12.24         $11.47        $8.67        $9.46          $9.41
                                                  ===========   ============   ==========   ==========    ===========
INVESTOR CLASS
   Net assets .................................   $ 1,637,506    $ 2,762,170   $  292,973   $  230,714     $  188,379
                                                  -----------   ------------   ----------   ----------    -----------
   Shares outstanding .........................       132,520        242,821       33,859       24,477         19,900
                                                  -----------   ------------   ----------   ----------    -----------
   Net asset value, offering and redemption
     price per share ..........................        $12.36         $11.38        $8.65        $9.43          $9.47
                                                  ===========   ============   ==========   ==========    ===========

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1999

                                                LARGE CAP       MID CAP      MICRO CAP   MARKET NEUTRAL
                                               VALUE FUND     VALUE FUND    VALUE FUND        FUND*         BOND FUND
                                              -----------    -----------     ---------      ---------      ---------
INVESTMENT INCOME
   Dividends .............................    $ 1,080,373    $ 1,264,881     $  18,628      $  11,534      $  74,517
   Interest ..............................        118,791        280,091         1,350         23,018        883,602
                                              -----------    -----------     ---------      ---------      ---------
                                                1,199,164      1,544,972        19,978         34,552        958,119
                                              -----------    -----------     ---------      ---------      ---------
EXPENSES
   Advisory fees .........................        560,189      1,055,246        18,140         12,727         56,220
   Administration fees ...................         93,735        164,882        75,000         62,500         75,000
   Administrative services fees ..........        104,182        193,723         1,823          1,093         20,788
   Transfer agent fees and expenses ......         80,450         79,800        74,614         60,685         74,051
   Custodian fees and expenses ...........         36,976         53,641        14,306         21,130         15,407
   Printing ..............................         42,172         32,249        27,200         29,791         24,040
   Federal and state registration fees ...         22,465         39,032        28,382         14,590         28,176
   Audit and legal fees ..................         21,840         18,988        16,275         16,975         11,417
   Distribution fees .....................         13,093          6,022           590            299            491
   Directors .............................            463          2,221           763            366            752
   Insurance .............................            420          1,192           547            331            752
   Dividend expense ......................             --             --            --          3,474             --
   Other .................................          4,424          3,645         1,851          3,491          5,919
                                              -----------    -----------     ---------      ---------      ---------
     Total expenses before waivers and
       reimbursements ....................        980,409      1,650,641       259,491        227,452        313,013
     Less: waivers and reimbursements ....       (220,398)      (325,562)     (236,408)      (202,466)      (228,192)
                                              -----------    -----------     ---------      ---------      ---------
     Total expenses after waivers and
       reimbursements ....................        760,011      1,325,079        23,083         24,986         84,821
                                              -----------    -----------     ---------      ---------      ---------
   NET INVESTMENT INCOME/(LOSS) ..........        439,153        219,893        (3,105)         9,566        873,298
                                              -----------    -----------     ---------      ---------      ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS
   Net realized gain/(loss) from investments    1,980,807      2,802,409      (158,505)      (103,015)      (113,950)
   Net change in unrealized appreciation/
     (depreciation) on investments .......     11,653,735     17,233,562       352,523         46,956       (663,010)
                                              -----------    -----------     ---------      ---------      ---------
   Net realized and unrealized gain/(loss)
     from investments ....................     13,634,542     20,035,971       194,018        (56,059)      (776,960)
                                              -----------    -----------     ---------      ---------      ---------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .......................    $14,073,695    $20,255,864     $ 190,913      $ (46,493)     $  96,338
                                              ===========    ===========     =========      =========      =========

---------------
*Commenced operations November 17, 1998.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

                                                           LARGE CAP VALUE FUND               MID CAP VALUE FUND
                                                      -------------------------------   -------------------------------
                                                          FOR THE         FOR THE           FOR THE         FOR THE
                                                        YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                      AUGUST 31, 1999 AUGUST 31, 1998   AUGUST 31, 1999 AUGUST 31, 1998
                                                      --------------- ---------------   --------------- ---------------

INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ...................    $   439,153      $   415,084       $   219,893   $    51,577
   Net realized gain/(loss) from investments ......      1,980,807        1,829,756         2,802,409     (1,636,807)
   Net change in unrealized appreciation/
     (depreciation) on investments ................     11,653,735      (13,105,143)       17,233,562    (16,102,116)
                                                       -----------      -----------      ------------   ------------
   Net increase/(decrease) in net assets resulting
     from operations ..............................     14,073,695      (10,860,303)       20,255,864    (17,687,346)
                                                       -----------      -----------      ------------   ------------
LESS DIVIDEND AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional shares .....       (274,092)        (216,811)          (90,185)       (10,109)
   Net investment income Investor shares ..........        (20,133)          (4,064)               --           (992)
   Net realized capital gains Institutional shares        (727,345)      (1,561,759)           (2,283)       (92,752)
   Net realized capital gains Investor shares .....        (64,741)         (32,030)              (40)       (19,252)
                                                       -----------      -----------      ------------   ------------
   Total dividends and distributions to shareholders    (1,086,311)      (1,814,664)          (92,508)      (123,105)
                                                       -----------      -----------      ------------   ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS .....................    (15,111,801)      44,262,908        86,425,931     82,858,741
                                                       -----------      -----------       -----------   ------------
   Total increase/(decrease) in net assets ........     (2,124,417)      31,587,941       106,589,287     65,048,290

NET ASSETS
   Beginning of period ............................     56,873,476       25,285,535        69,396,384      4,348,094
                                                       -----------      -----------      ------------   ------------
   End of period ..................................    $54,749,059      $56,873,476      $175,985,671   $ 69,396,384
                                                       ===========      ===========      ============   ============

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     MICRO CAP VALUE FUND              MARKET NEUTRAL FUND             BOND FUND
                                            ---------------------------------- ---------------------------------  -----------------
                                               FOR THE         FOR THE PERIOD    FOR THE PERIOD      FOR THE       FOR THE PERIOD
                                                YEAR            JULY 1, 1998*  NOVEMBER 17, 1998*      YEAR       DECEMBER 30, 1997*
                                                ENDED             THROUGH           THROUGH            ENDED           THROUGH
                                          AUGUST 31,  1999   AUGUST  31,  1998  AUGUST 31, 1999   AUGUST 31, 1999  AUGUST 31, 1998
                                          ----------------  ------------------ ------------------ --------------- -----------------

INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ...........  $   (3,105)       $     (934)        $    9,566      $   873,298           $   518,176
   Net realized gain/(loss) from investments   (158,505)          (32,763)          (103,015)        (113,950)              125,896
   Net change in unrealized appreciation/
     (depreciation) on investments ........     352,523          (353,233)            46,956         (663,010)              (73,656)
                                             ----------        ----------         ----------      -----------           -----------
   Net increase/(decrease) in net assets
     resulting from operations ............     190,913          (386,930)           (46,493)          96,338               570,416
                                             ----------        ----------         ----------      -----------           -----------
LESS DIVIDEND AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   NET INVESTMENT INCOME INSTITUTIONAL
     SHARES ...............................          --                --                 --         (860,406)             (506,561)
   Net investment income Investor shares ..          --                --                 --          (10,855)               (4,238)
   Net realized capital gains Institutional
     shares ...............................          --                --                 --         (149,870)                   --
   Net realized capital gains Investor
     shares ...............................          --                --                 --           (2,120)                   --
                                             ----------        ----------         ----------      -----------           -----------
   Total dividends and distributions to
     shareholders .........................          --                --                 --       (1,023,251)             (510,799)
                                             ----------        ----------         ----------      -----------           -----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS ........     162,189         1,635,358          1,218,000       (2,550,896)           15,647,602
                                             ----------        ----------         ----------      -----------           -----------
   Total increase/(decrease) in net assets      353,102         1,248,428          1,171,507       (3,477,809)           15,707,219

NET ASSETS
   Beginning of period ....................   1,248,428                --                 --       15,707,219                    --
                                             ----------        ----------         ----------      -----------           -----------
   End of period ..........................  $1,601,530        $1,248,428         $1,171,507      $12,229,410           $15,707,219
                                             ==========        ==========         ==========      ===========           ===========

------------------
* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                          LARGE CAP VALUE FUND
                                         ------------------------------------------------------
                                             FOR THE           FOR THE          FOR THE PERIOD
                                              YEAR              YEAR           JANUARY 2, 1997*
                                              ENDED             ENDED               THROUGH
                                         AUGUST 31, 1999    AUGUST 31, 1998    AUGUST 31, 1997
                                         ----------------   ---------------    ----------------
                                          INSTITUTIONAL      INSTITUTIONAL       INSTITUTIONAL
                                              CLASS              CLASS               CLASS
                                         ----------------   ---------------    ----------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .......  $  10.58          $  12.46            $  10.00
                                              --------          --------            --------
Net investment income/(loss)(1) ............      0.05              0.12                0.05
Net realized and unrealized
   gain/(loss) on investments(2) ...........      1.76             (1.31)               2.41
                                              --------          --------            --------
Net increase/(decrease) in net assets
   resulting from operations ...............      1.81             (1.19)               2.46
                                              --------          --------            --------
Dividends to shareholders from:
Net investment income ......................     (0.04)            (0.08)                 --
Net realized capital gains .................     (0.11)            (0.61)                 --
                                              --------          --------            --------

Total dividends and distributions
   to shareholders .........................     (0.15)            (0.69)                 --
                                              --------          --------            --------
Net asset value, end of period .............  $  12.24          $  10.58            $  12.46
                                              ========          ========            ========
Total investment return(3) .................     17.12%           (10.23%)             24.60%
                                              ========          ========            ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted) ..  $ 53,112          $ 50,724            $ 24,603

Ratio of expenses to average net assets(1) .      1.00%             1.00%               1.00%(4)

Ratio of expenses to average net assets
   without waivers and expense reimbursements     1.30%             1.49%               2.64%(4)
Ratio of net investment income to
   average net assets(1) ...................      0.61%             0.87%               1.19%(4)
Portfolio turnover rate ....................    156.16%           111.68%              67.16%

---------------------
 *  Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                      LARGE CAP VALUE FUND
----------------------------------------------------------------------
    FOR THE                FOR THE                   FOR THE PERIOD
     YEAR                   YEAR                    JANUARY 16, 1997*
     ENDED                  ENDED                        THROUGH
AUGUST 31, 1999        AUGUST 31, 1998              AUGUST 31, 1997
----------------       ---------------              ----------------
   INVESTOR               INVESTOR                      INVESTOR
    CLASS                   CLASS                         CLASS
----------------       ---------------              ----------------
   $  10.70               $  12.45                      $  10.20
   --------               --------                      --------
       0.15                   0.06                          0.02
       1.65                  (1.27)                         2.23
   --------               --------                      --------
       1.80                  (1.21)                         2.25
   --------               --------                      --------

      (0.03)                 (0.06)                           --
      (0.11)                 (0.48)                           --
   --------               --------                      --------
      (0.14)                 (0.54)                           --
   --------               --------                      --------
   $  12.36               $  10.70                      $  12.45
   ========               ========                      ========
      16.86%                (10.28%)                       22.06%
   ========               ========                      ========



  $  1,637                $  6,150                     $    683

      1.25%                   1.19%                        1.11%(4)



      1.55%                   1.74%                        3.05%(4)

      0.36%                   0.68%                        0.91%(4)

    156.16%                 111.68%                       67.16%

(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                MID CAP VALUE FUND
                                              ------------------------------------------------------
                                                  FOR THE           FOR THE          FOR THE PERIOD
                                                  YEAR               YEAR            JUNE 2, 1997*
                                                  ENDED              ENDED               THROUGH
                                              AUGUST 31, 1999   AUGUST 31, 1998      AUGUST 31, 1997
                                              ----------------  ---------------      ---------------
                                               INSTITUTIONAL      INSTITUTIONAL       INSTITUTIONAL
                                                  CLASS              CLASS                CLASS
                                              ----------------  ---------------      ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .............   $   9.48         $  11.01             $  10.00
                                                     --------         --------             --------
Net investment income/(loss)(1) ..................       0.02             0.01                 0.01
Net realized and unrealized
   gain/(loss) on investments(2) .................       1.98            (1.39)                1.00
                                                     --------         --------             --------
Net increase/(decrease) in net assets
   resulting from operations .....................       2.00            (1.38)                1.01
                                                     --------         --------             --------
Dividends to shareholders from:
Net investment income ............................      (0.01)           (0.01)                  --
Net realized capital gains                                 --            (0.14)                  --
                                                     --------         --------             --------
Total dividends and distributions to shareholders       (0.01)           (0.15)                  --
                                                     --------         --------             --------
Net asset value, end of period ...................   $  11.47          $  9.48               $11.01
                                                     ========         ========             ========
Total investment return(3) .......................      21.08%          (12.73%)              10.10%
                                                     ========         ========             ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ........   $173,224          $67,568               $3,750
Ratio of expenses to average net assets(1) .......       1.00%            1.00%                1.00%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ............       1.25%            1.57%               12.37%(4)
Ratio of net investment income to
   average net assets(1) .........................       0.17%            0.13%                1.08%(4)
Portfolio turnover rate ..........................     200.09%          167.86%               21.80%

------------------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

----------------------------------------------------------------------
                      MID CAP VALUE FUND
----------------------------------------------------------------------
    FOR THE                FOR THE                   FOR THE PERIOD
     YEAR                   YEAR                    JANUARY 16, 1997*
     ENDED                  ENDED                        THROUGH
AUGUST 31, 1999        AUGUST 31, 1998              AUGUST 31, 1997
----------------       ---------------              ----------------
   INVESTOR               INVESTOR                      INVESTOR
    CLASS                   CLASS                         CLASS
----------------       ---------------              ----------------
    $   9.42             $ 11.01                       $ 10.00
                         -------                       -------
       (0.01)               0.01                          0.01
        1.97               (1.38)                         1.00
                         -------                       -------
        1.96               (1.37)                         1.01
                         -------                       -------

          --               (0.01)                           --
          --               (0.21)                           --
                         -------                       -------
          --               (0.22)                           --
                         -------                       -------
    $  11.38             $  9.42                       $ 11.01
                         -------                       -------
                         -------                       -------
       20.81%             (12.77%)                       10.10
                         -------                       -------
                         -------                       -------

    $  2,762             $ 1,828                       $   598
        1.25%               1.15%                         1.10%(4)
        1.50%               1.82%                        12.62%(4)
        0.01%              (0.02%)                        0.61%(4)
      200.09%             167.86%                        21.80%

(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                 MICRO CAP VALUE FUND
                                                     ------------------------------------------------------------------------
                                                         FOR THE          FOR THE PERIOD       FOR THE        FOR THE PERIOD
                                                          YEAR             JULY 1, 1998*         YEAR         JULY 1, 1998*
                                                          ENDED               THROUGH            ENDED           THROUGH
                                                     AUGUST 31, 1999       AUGUST 31, 1998  AUGUST 31, 1999   AUGUST 31, 1998
                                                     ----------------     ---------------- ---------------- ----------------
                                                     INSTITUTIONAL         INSTITUTIONAL     INVESTOR           INVESTOR
                                                          CLASS                CLASS           CLASS              CLASS
                                                     ----------------     ---------------- ---------------- ----------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ....................  $   7.62            $  10.00        $   7.63          $  10.00
                                                           --------            --------        --------          --------
Net investment income/(loss)(1) .........................     (0.01)              (0.01)          (0.02)            (0.01)
Net realized and unrealized gain/(loss) on investments(2)      1.06               (2.37)           1.04             (2.36)
                                                           --------            --------        --------          --------
Net increase/(decrease) in net assets
   resulting from operations ............................      1.05               (2.38)           1.02             (2.37)
                                                           --------            --------        --------          --------
Dividends to shareholders from:
Net investment income ...................................        --                  --              --                --
Net realized capital gains ..............................        --                  --              --                --
                                                           --------            --------        --------          --------
Total dividends and distributions to shareholders .......        --                  --              --                --
                                                           --------            --------        --------          --------
Net asset value, end of period ..........................    $ 8.67              $ 7.62         $  8.65            $ 7.63
                                                           ========            ========        ========          ========
Total investment return(3) (5) ..........................     13.78%             (23.80%)         13.37%           (23.70%)
                                                           ========            ========        ========          ========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,309              $1,120         $   293            $  129
Ratio of expenses to average net assets(1)                     1.55%               1.55%(4)        1.80%             1.80%(4)
Ratio of expenses to average net assets without waivers and
   expense reimbursements                                     17.84%              17.63%(4)       18.09%            18.61%(4)
Ratio of net investment income to average net assets(1)       (0.17%)             (0.34%)(4)      (0.42%)           (0.66%)(4)
Portfolio turnover rate                                       87.48%              11.97%          87.48%            11.97%

-------------------------------------------------------------------------------------------------------------------
*   Commencement of operations.
**  Calculated  based on  shares  outstanding  on the  first and last day of the respective  periods,  except for dividends and distributions,  if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amount  shown for a share  outstanding  throughout  the period is not in accord  with the change in the  aggregate  gains and  losses in  investments during the period  because  of the timing of sales and  repurchases  of Fund shares in relation to fluctuating net asset value during the period.

    The accompanying notes are an integral part of the financial statements.

                                       BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                         FINANCIAL HIGHLIGHTS (CONTINUED)

               MARKET NEUTRAL FUND                                                       BOND FUND
     ---------------------------------------      ----------------------------------------------------------------------------
        FOR THE PERIOD       FOR THE PERIOD         FOR THE          FOR THE PERIOD        FOR THE            FOR THE PERIOD
      NOVEMBER 17, 1998*   NOVEMBER 17, 1998*         YEAR         DECEMBER 30, 1997*        YEAR            DECEMBER 30,1997*
            THROUGH             THROUGH               ENDED             THROUGH              ENDED              THROUGH
      AUGUST 31, 1999       AUGUST 31, 1999       AUGUST 31, 1999    AUGUST 31, 1998    AUGUST 31, 1999      AUGUST 31, 1998
     -------------------   ------------------     ---------------  -----------------    ---------------      -----------------
        INSTITUTIONAL          INVESTOR            INSTITUTIONAL      INSTITUTIONAL        INVESTOR               INVESTOR
            CLASS               CLASS                  CLASS               CLASS             CLASS                  CLASS
     -------------------   ------------------     ---------------  -----------------    ---------------      -----------------

              $10.00               $10.00              $ 10.08             $ 10.00             $10.10             $10.00
              ------               ------              -------             -------             ------             ------
                0.12                 0.06                 0.96                0.78               0.93               0.62
               (0.66)               (0.63)               (0.90)              (0.31)             (0.90)             (0.16)
              ------               ------              -------             -------             ------             ------
               (0.54)               (0.57)                0.06                0.47               0.03               0.46
              ------               ------              -------             -------             ------             ------

                  --                   --                (0.62)              (0.39)             (0.55)             (0.36)
                  --                   --                (0.11)                 --              (0.11)                --
              ------               ------              -------             -------             ------             ------
                  --                   --                (0.73)              (0.39)             (0.66)             (0.36)
              ------               ------              -------             -------             ------             ------
              $ 9.46               $ 9.43              $  9.41             $ 10.08             $ 9.47             $10.10
              ======               ======              =======             =======             ======             ======
               (5.40%)              (5.70%)               0.42%               4.79%              0.17%              4.63%
              ======               ======              =======             =======             ======             ======

              $  941               $  231              $12,041             $15,509             $  188             $  198
                2.50%(4)(6)          2.75%(4)(6)          0.60%               0.60%(4)           0.85%              0.85%(4)
               26.36%(4)(6)         26.61%(4)(6)          2.22%               2.82%(4)           2.47%              2.72%(4)
                1.57%(4)             1.32%(4)             6.22%               6.06%(4)           5.97%              5.83%(4)
              218.41%              218.41%               57.60%              45.27%             57.60%             45.27%

(3) Total return is not annualized.
(4) Annualized.
(5) Redemption fee of 1.00% is not reflected in total return calculations.
(6) Without the voluntary waiver of advisory and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 26.36% (excluding dividend expense) and 26.77% (including dividend expense) annualized for the period ended August 31, 1999. Without the voluntary waiver of advisory and administration fees, the ratios of expenses to average net assets for the Investor Class would have been 26.61% (excluding dividend expense) and 27.02% (including dividend expense) annualized for the period ended August 31, 1999.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has sixteen investment portfolios, including Boston Partners Large Cap Value Fund ("Large Cap Fund"), Boston Partners Mid Cap Value Fund ("Mid Cap Fund"), Boston Partners Micro Cap Value Fund ("Micro Cap Fund"), Boston Partners Market Neutral Fund ("Market Neutral Fund") and Boston Partners Bond Fund ("Bond Fund") (each a "Fund", collectively the "Funds"). The Large Cap Fund, the Mid Cap Fund, the Micro Cap Fund, the Market Neutral Fund and the Bond Fund each offer two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 20.03 billion are currently classified into ninety-seven classes. Each class represents an interest in one of sixteen investment portfolios of RBB. The classes have been grouped into fifteen separate "families," nine of which have begun investment operations, The Boston Partners Family of Funds includes the Large Cap Fund, which commenced investment operations on January 2, 1997, the Mid Cap Fund, which commenced operations on June 2, 1997, the Micro Cap Fund, which commenced investment operations on July 1, 1998, the Market Neutral Fund, which commenced investment operations on November 17, 1998 and the Bond Fund, which commenced investment operations on December 30, 1997.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. eastern time on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     REPURCHASE AGREEMENTS -- The Funds have agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds enter into repurchase agreements are banks and broker/dealers which Boston Partners Asset Management, L.P. (the Funds' investment adviser or "Boston Partners") considers creditworthy pursuant to criteria approved by RBB's Board of Directors. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Boston Partners marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Funds' investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, are declared and paid at least annually to shareholders. Dividends from net investment income of the Bond Fund are declared and paid monthly. Distributions from net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Funds' intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and all excise taxes.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     SHORT SALES -- When the Adviser anticipates that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates which decline exceeds the costs of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited and will be the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. The Funds will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of a Fund's net assets.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Boston Partners Asset Management, L.P. serves as the Funds' investment adviser. For its advisory services, Boston Partners is entitled to receive 0.75% of the Large Cap Fund's average daily net assets, 0.80% of the Mid Cap Fund's average daily net assets, 1.25% of the Micro Cap Fund's average daily net assets, 1.50% of the Market Neutral Fund's average daily net assets and 0.40% of the Bond Fund's average daily net assets, each computed daily and payable quarterly.

     The adviser has voluntarily agreed to limit the Large Cap Fund and the Mid Cap Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 1.00% of the Large Cap Fund and the Mid Cap Funds' average daily net assets. The adviser has voluntarily agreed to limit the Micro Cap Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceed 1.55% of the Micro Cap Fund's average daily net assets. The adviser has voluntarily agreed to limit the Market Neutral Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceed 2.50% of the Market Neutral Fund's average daily net assets. The adviser has voluntarily agreed to limit the Bond Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 0.60% of the Bond Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended August 31, 1999, (unless otherwise indicated) investment advisory fees, waivers and reimbursements of expenses were as follows:


                            GROSS                                   NET              EXPENSE FUND
FUND                    ADVISORY FEES          WAIVERS         ADVISORY FEES         REIMBURSEMENT
------                  -------------         ---------        -------------         -------------
Large Cap Fund          $  560,189            $(109,852)           $450,337                   --
Mid Cap Fund             1,055,246             (128,384)            926,862                   --
Micro Cap Fund              18,140              (18,140)                 --            $(129,809)
Market Neutral Fund*        12,727              (12,727)                 --             (121,414)
Bond Fund                   56,220              (56,220)                 --              (72,841)

------------------
* Commenced investment operations on November 17, 1998.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Funds will not pay Boston Partners at a later time for any amounts they may waive or any amounts which Boston Partners has assumed.

     PFPC, Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, National Association, serves as administrator for the Funds. For providing administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Funds' average daily net assets.

     For the year ended August 31, 1999, (unless otherwise indicated) PFPC, at their discretion, voluntarily agreed to waive a portion of their administration fees for the Funds. For the year ended August 31, 1999, (unless otherwise indicated) PFPC's administration fees and related waivers were as follows:

                            PFPC GROSS                          NET PFPC
FUND                    ADMINISTRATION FEES      WAIVERS   ADMINISTRATION FEES
----                    -------------------     ---------  -------------------
Large Cap Fund               $ 93,735                 --          $ 93,735
Mid Cap Fund                  164,882                 --           164,882
Micro Cap Fund                 75,000           $(37,500)           37,500
Market Neutral Fund*           62,500            (31,250)           31,250
Bond Fund                      75,000            (37,501)           37,499
-----------------
* Commenced investment operations on November 17, 1998.

     In addition, PFPC serves as the Funds' transfer and disbursing agent. PFPC, at their discretion, voluntarily agreed to waive a portion of their transfer agency fees for the Funds. For the year ended August 31, 1999, (unless otherwise indicated) transfer agency fees and waivers were as follows:

                         GROSS TRANSFER                        NET TRANSFER
FUND                       AGENCY FEES          WAIVERS         AGENCY FEES
----                     --------------        ---------       ------------
Large Cap Fund               $80,450           $(27,200)          $53,250
Mid Cap Fund                  79,800            (42,200)           37,600
Micro Cap Fund                74,614            (45,000)           29,614
Market Neutral Fund*          60,685            (29,800)           30,885
Bond Fund                     74,051            (45,000)           29,051
------------------
* Commenced investment operations on November 17, 1998.

     Provident Distributors, Inc. ("PDI"), provides certain administrative services to the Funds. As compensation for such administrative services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Funds' Institutional Class shares average daily net assets. Additionally, PDI receives a fee at an annual rate of .25% of the average daily net assets of each Funds' Investor Class Shares pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the year ended August 31, 1999 (unless otherwise indicated), PDI has, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Funds. For the year ended August 31, 1999 (unless otherwise indicated), administrative services fees and waivers were as follows:

                        GROSS ADMINISTRATIVE                 NET ADMINISTRATIVE
FUND                        SERVICES FEES        WAIVERS        SERVICES FEES
----                    --------------------    ----------   ------------------
Large Cap Fund                $104,182          $ (83,346)         $20,836
Mid Cap Fund                   193,723           (154,978)          38,745
Micro Cap Fund                   1,823             (1,458)             365
Market Neutral Fund*             1,093               (874)             219
Bond Fund                       20,788            (16,630)           4,158
---------------------
* Commenced investment operations on November 17, 1998.

     PFPC Trust Company provides certain custodial services to the Funds. As compensation for such custodial services, PFPCTrust Company is entitled to receive a monthly fee equal to an annual rate of 0.015% of the Funds' average daily gross assets.

     For the year ended August 31, 1999 (unless otherwise indicated), PFPCTrust Company has, at its discretion, voluntarily agreed to waive a portion of its custodial fees for the funds. For the year ended August 31, 1999 (unless otherwise indicated), custodial fees and waivers were as follows:

                        GROSS CUSTODIAL                      NET CUSTODIAL
FUND                        FEES             WAIVERS            FEES
----                    ---------------      --------        -------------
Large Cap Fund              $36,976           $   --            $36,976
Mid Cap Fund                 53,641               --             53,641
Micro Cap Fund               14,306           (4,501)             9,805
Market Neutral Fund*         21,130           (6,401)            14,729
Bond Fund                    15,407               --             15,407
---------------------
* Commenced investment operations on November 17, 1998.

3.   INVESTMENT IN SECURITIES

     For U.S. federal income tax purposes, the costs of securities owned at August 31, 1999 were $54,855,771, $172,995,566, $1,586,563, $292,207 and
$12,884,116, respectively, for the Large Cap Fund, the Mid Cap Fund, the Micro Cap Fund, the Market Neutral Fund and the Bond Fund. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:

                                                             NET APPRECIATION/
FUND                    APPRECIATION        DEPRECIATION       (DEPRECIATION)
----                    ------------       --------------    -----------------
Large Cap Fund           $3,245,470         $ (3,205,100)        $   40,370
Mid Cap Fund             11,133,882          (10,899,464)           234,418
Micro Cap Fund              173,042             (174,052)            (1,010)
Market Neutral Fund*        109,561              (80,532)            29,029
Bond Fund                     9,888             (746,554)          (736,666)

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the year ended August 31, 1999 (unless otherwise indicated), aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                 INVESTMENT SECURITIES
                            -------------------------------
FUND                         PURCHASES            SALES
----                        ------------       ------------
Large Cap Fund              $111,443,501       $128,646,240
Mid Cap Fund                 324,218,128        250,570,886
Micro Cap Fund                 1,376,830          1,242,349
Market Neutral Fund*           3,416,055          2,256,900
Bond Fund                      7,858,090         10,173,097
------------------------
* The Market Neutral Fund had purchases of $1,731,372 to cover short sales and received proceeds of $2,573,233 from sales of short securities.

4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 1999 the Funds each have 50,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the respective periods were as follows:

                                                          LARGE CAP VALUE FUND
                  -----------------------------------------------------------------------------------------------------
                      FOR THE YEAR ENDED        FOR THE YEAR ENDED       FOR THE YEAR ENDED       FOR THE YEAR ENDED
                        AUGUST 31, 1999           AUGUST 31, 1998          AUGUST 31, 1999          AUGUST 31, 1998
                  --------------------------   ------------------------   ---------------------   ---------------------
                      INSTITUTIONAL CLASS        INSTITUTIONAL CLASS         INVESTOR CLASS           INVESTOR CLASS
                  --------------------------   ------------------------   ---------------------   ---------------------
                    SHARES         VALUE         SHARES        VALUE       SHARES      VALUE       SHARES      VALUE
                  ----------   ------------    ---------    -----------   --------  -----------   --------   ----------
Sales ...........  2,350,373   $ 25,419,814    3,041,088    $40,050,134    252,467  $ 3,057,026    619,068   $8,408,773
Repurchases ..... (2,888,244)   (35,624,409)    (366,654)    (4,685,359)  (701,743)  (9,049,056)  (101,913)  (1,312,572)
Reinvestments ...     82,453      1,000,152      145,610      1,766,251      6,901       84,672      2,908       35,680
                  ----------   ------------    ---------    -----------   --------  -----------   --------   ----------
Net Increase/
     Decrease ...   (455,418)  $ (9,204,443)   2,820,044    $37,131,026   (442,375) $(5,907,358)   520,063   $7,131,881
                  ==========   ============    =========    ===========   ========  ===========    =======   ==========


                                                           MID CAP VALUE FUND
                  -----------------------------------------------------------------------------------------------------
                      FOR THE YEAR ENDED        FOR THE YEAR ENDED       FOR THE YEAR ENDED       FOR THE YEAR ENDED
                        AUGUST 31, 1999           AUGUST 31, 1998          AUGUST 31, 1999          AUGUST 31, 1998
                  --------------------------   ------------------------   ---------------------   ---------------------
                      INSTITUTIONAL CLASS        INSTITUTIONAL CLASS         INVESTOR CLASS           INVESTOR CLASS
                  --------------------------   ------------------------   ---------------------   ---------------------
                    SHARES         VALUE         SHARES        VALUE       SHARES      VALUE       SHARES       VALUE
                  ----------   ------------    ---------    -----------   --------  -----------   --------   ----------
Sales ...........  9,955,056   $107,297,978    7,123,576    $85,121,556   127,161    $1,348,569   189,066   $2,285,116
Repurchases ..... (1,987,489)   (21,447,511)    (347,553)    (4,063,621)  (78,465)     (846,633)  (51,049)    (607,185)
Reinvestments ...      6,849         73,489        9,224        102,668         3            39     1,797       19,870
                  ----------   ------------    ---------    -----------   -------   -----------   -------   ----------
Net Increase/
     Decrease ...  7,974,416    $ 85,923,956   6,785,247    $81,160,603    48,699    $  501,975   139,814   $1,697,801
                  ==========   ============    =========    ===========   =======   ===========   =======   ==========

                                      BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                          MICRO CAP VALUE FUND
                    -------------------------------------------------------------------------------------------------------
                                                  FOR THE PERIOD                                    FOR THE PERIOD
                      FOR THE YEAR ENDED           JULY 1, 1998*         FOR THE YEAR ENDED          JULY 1, 1998*
                        AUGUST 31, 1999       THROUGH AUGUST 31, 1998      AUGUST 31, 1999      THROUGH AUGUST 31, 1998
                    ----------------------    -----------------------    ------------------     -----------------------
                      INSTITUTIONAL CLASS       INSTITUTIONAL CLASS        INVESTOR CLASS           INVESTOR CLASS
                    ----------------------    -----------------------    ------------------     -----------------------
                      SHARES       VALUE        SHARES        VALUE       SHARES     VALUE       SHARES        VALUE
                    ----------   ---------    ----------   ----------    --------   -------     --------     ---------
Sales ............   4,159        $32,821      146,905     $1,468,400     18,820    $143,500     16,857      $167,453
Repurchases ......     (20)          (157)         (56)          (500)    (1,818)    (13,975)        --            --
                     -----        -------      -------     ----------     ------    --------     ------      --------
Net Increase/
     Decrease ....   4,139        $32,664      146,549     $1,467,900     17,002    $129,525     16,857      $167,453
                     =====        =======      =======     ==========     ======    ========     ======      ========

                                           MARKET NEUTRAL FUND
                             --------------------------------------------------
                                 FOR THE PERIOD             FOR THE PERIOD
                               NOVEMBER 17, 1998*          NOVEMBER 17, 1998*
                             THROUGH AUGUST 31, 1999    THROUGH AUGUST 31, 1999
                             ------------------------   -----------------------
                               INSTITUTIONAL CLASS           INVESTOR CLASS
                             ------------------------   -----------------------
                              SHARES        VALUE       SHARES           VALUE
                             ---------    --------      ------         --------
Sales ......................   99,500     $995,000      24,477         $223,000
Repurchases ................       --           --          --               --
Reinvestments ..............       --           --          --               --
                             --------     --------      ------         --------
Net Increase/Decrease ......   99,500     $995,000      24,477         $223,000
                             ========     ========      ======         ========


                                                                BOND FUND
                    ----------------------------------------------------------------------------------------------------------
                                                   FOR THE PERIOD                                        FOR THE PERIOD
                      FOR THE YEAR ENDED         DECEMBER 30, 1997*           FOR THE YEAR ENDED       DECEMBER 30, 1997*
                        AUGUST 31, 1999        THROUGH AUGUST 31, 1998          AUGUST 31, 1999      THROUGH AUGUST 31, 1998
                    -----------------------   ------------------------     -----------------------    ------------------------
                      INSTITUTIONAL CLASS       INSTITUTIONAL CLASS             INVESTOR CLASS            INVESTOR CLASS
                    -----------------------   ------------------------     -----------------------    ------------------------
                      SHARES       VALUE       SHARES         VALUE          SHARES       VALUE       SHARES         VALUE
                    ----------  -----------   ---------    -----------     ----------   ----------    --------     --------
Sales               278,829     $ 2,750,309   1,981,162    $19,941,980           --            --      18,299      $195,000
Repurchases        (639,817)     (6,314,310)   (492,757)    (5,000,000)        (988)      $(9,812)         (5)          (47)
Reinvestments       102,359       1,010,290      50,245        506,561        1,275        12,627       1,319         4,108
                   --------     -----------   ---------    -----------        -----       -------      ------      --------
Net Increase/
  Decrease         (258,629)    $(2,553,711)  1,538,650    $15,448,541          287       $ 2,815      19,613      $199,061
                   ========     ===========   =========    ===========        =====       =======      ======      ========

------------------------
* Commencement of operations

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

     There is a 1.00% redemption fee on shares redeemed, which have been held 365 days or less on the Micro Cap Value Fund. For the period September 1, 1998 (commencement of investment operations) through August 31, 1999, these fees amounted to $5. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders.

     On August 31, 1999 seven shareholders held approximately 76% of the outstanding shares of the Large Cap Value Fund Institutional Class, two shareholders held approximately 72% of the outstanding shares of the Large Cap Value Investor Class, three shareholders held approximately 20% of the outstanding shares of the Mid Cap Value Fund Institutional class, two shareholders held approximately 57% of the outstanding shares of the Mid Cap Value Fund Investor Class, four shareholders held approximately 100% of the outstanding shares of the Bond Fund Institutional Class, two shareholder held approximately 97% of the Bond Fund Investor Class, four shareholders held approximately 87% of the outstanding shares of the Micro Cap Value Fund Institutional Class, three shareholders held approximately 88% of the outstanding shares of the Micro Cap Value Investor Class, one shareholder held approximately 100% of the outstanding shares of the Market Neutral Fund Institutional Class and two shareholders held approximately 97% of the outstanding shares of the Market Neutral Fund Investor Class.

5.   CAPITAL LOSS CARRYOVER

     At August 31, 1999, Capital loss carryovers were available to offset future realized gains as follows: $85,089 in the Market Neutral Fund which expires in 2007 and $107,087 in the Micro Cap Value Fund, $32,463 which expires in 2006 and $74,624 which expires in 2007.

6.   RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 1999, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

                                            ACCUMULATED
                        UNDISTRIBUTED      NET REALIZED       ADDITIONAL
                       NET INVESTMENT       GAIN/(LOSS)         PAID-IN
                        INCOME (LOSS)     ON INVESTMENTS        CAPITAL
                        ------------      --------------      ----------
Micro Cap Value             $4,039              $ --            $(4,039)

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The RBB Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund, Boston Partners Micro Cap Value Fund, Boston Partners Market Neutral Fund and Boston Partners Bond Fund, separately managed portfolios of The RBB Fund, Inc. (the "Fund"), at August 31, 1999, the results of their operations for the year (or period) then ended and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.


/S/PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 15, 1999

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND
                               MID CAP VALUE FUND
                              MICRO CAP VALUE FUND
                                    BOND FUND
                     SHAREHOLDER TAX INFORMATION (UNAUDITED)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 1999) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year.During the fiscal year ended August 31, 1999, the following dividends and distributions per share were paid by each of the Funds:

                                           ORDINARY INCOME                CAPITAL GAINS
                                       ------------------------     -------------------------
                                       INSTITUTIONAL   INVESTOR     INSTITUTIONAL    INVESTOR
FUND                                       CLASS         CLASS          CLASS          CLASS
----                                   -------------   --------     -------------    --------
Boston Partners Large Cap Value Fund ..    $0.04         $0.03          $0.11          $0.11
Boston Partners Mid Cap Value Fund ....     0.01            --             --             --
Boston Partners Micro Cap Fund ........       --            --             --             --
Boston Partners Bond Fund .............     0.62          0.55           0.11           0.11

The percentage of total ordinary income dividends from the Large Cap Value Fund and Mid Cap Value Fund qualifying for the corporate dividends received deduction for each Fund is 100%.

These amounts were reported to shareholders as income in 1998. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
28 State Street
Boston, MA 02109

ADMINISTRATOR
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
Provident Distributors, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, PA 19428-2961

CUSTODIAN
PFPC Trust Company
400 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for the distribution to prospective investors in the Funds unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.